Exhibit (c)(iii)

CONFIDENTIAL EDELBROCK CORPORATION SPECIAL COMMITTEE MEETING
DISCUSSION OF PROPOSED EDELBROCK GOING PRIVATE TRANSACTION AND RELATED ISSUES
June 23, 2004 KERLIN CAPITAL GROUP, LLC Private Investment Bankers

Outline I. Information Reviewed II. Review of the Edelbrock Business (“SWOT”) III. Analysis of Value 1. Edelbrock Historical and Projected Financial Data 2. Historical Stock Price Performance & Trading Volume Analysis 3. General Market Analysis 4. Transaction Analysis 5. Discounted Cash Flow Analysis 6. Asset Value Analysis 7. Leveraged Buyout Analysis 8. Sale Analysis IV. IV. Appendix 1. Going Private Proposal dated April 2, 2004 2. Kohlberg Proposal dated April 22, 2004 3. DGHM letter dated April 14, 2004

INFORMATION REVIEWED

Information Reviewed
A. Public Documents: 1. Definitive Proxy Statements as of: October 17, 2003 October 18, 2002 November 2, 2001 October 13, 2000
2. Form 10-K’s for the period ending: June 30, 2003 June 30, 2002 June 30, 2001 June 30, 2000
3. Form 10-Q’s for the period ending: March 25, 2004 December 25, 2003 September 25, 2003 March 25, 2003 December 25, 2002 September 25, 2002 March 25, 2002 December 25, 2001 September 25, 2001 March 25, 2001 December 25, 2000 September 25, 2000 March 25, 2000 December 25, 1999 September 25, 1999 Information Reviewed (Cont.)
A. Public Documents (Cont.): 4. Form 8-K’s as of: May 4, 2004 April 12, 2004 February 3, 2004 November 3, 2003 September 3, 2003 May 6, 2003

Information Reviewed (Cont.)

B. Information Provided by Edelbrock to Kerlin: May 6, 2004 1. Financials Aging Accounts Receivable Accounts Payable Trial Balance FY04 YTD Comparative Financials as of March 25, 2004 FY03 Comparative Financial Statements FY02 Comparative Financial Statements 2. Board Minutes (2001 — 2004) 3. Media Budget (2002 — 2004) 4. Investor Package Includes 2004 product catalog, brochures, and news releases 4. Insurance Policies Materials
May 11, 2004 1. Sales Forecast 2004 2. Sales Forecast 2003 3. Cash Flow 2004 — 2005 4. Daily Cash Sheet 5/10/04 5. Daily Sales Summary 5/7/04 6. Corporate Inventory 7. Foundry Inventory 8. Corporate Production Schedule 9. Foundry Production Schedule 10. R&D Material 11. Company Margin Report 12. Organizational Chart

Information Reviewed (Cont.) B. Information Provided by Edelbrock to Kerlin (Cont.): May 11, 2004 (cont.) 13. VP Goals & Strategies for 2003 14. Terms and Policies for 2004 15. Magneti Marelli USA Contract and Agreement 16. Ricor Agreement and Amendments 17. JG Engine Dynamics documentation 18. Projections (cash, sales, profit) provided to Bank of America May 14, 2004 1. Inventory Analysis for Finished Goods Items 2. Insurance Specification File for 2004 - 2005 May 17, 2004 1. Fixed Assets Cost Breakdown Analysis June 1, 2004 1. Revised Management Projections for FY04- FY06 2. SG&A Analysis 3. Options Analysis June 8, 2004 1. Projections provided to Bank of America as of January 2004 2. Projections provided to Bank of America as of February 2004 (two separate versions)

Information Reviewed (Cont.) B. Information Provided by Edelbrock to Kerline (Cont.):
June 14, 2004 1. Revised Management Projections for FY04 — FY06
June 16, 2004 1. Bank of America Real Estate Assessment for the following Edelbrock properties: Location #3, Location #4, and Location #8

Information Reviewed (Cont.)
C. Information Provided by Skadden Arps to Kerlin: May 13, 2004 1. DGHM letter to Edelbrock dated April 14, 2004 (separately addressed to the following individuals: Ralph Hellmold, Aristedes Feles, Jeffrey Thompson, Victor Edelbrock, and Cathleen Edelbrock) regarding valuation of the Company with analysis 2. Letter from Kohlberg & Company, LLC dated April 22, 2004, with proposal for purchase of 100% of the Company for $16 per share 3. Jeffrey Thompson letter dated April 26, 2004, to DGHM acknowledging receipt of letter 4. Letter from Concord Energy Consultants dated April 27, 2004, regarding fair treatment for shareholders 5. Jeffrey Thompson letter dated April 27, 2004, to Concord Energy Consultants acknowledging receipt of letter 6. A post-trial opinion regarding Emerging Communications, Inc. Shareholders Litigation
May 14, 2004 1. Proposal letter from Vic Edelbrock dated April 2, 2004 2. Edelbrock news release on April 12th regarding proposal 3. Bank of America commitment letter and term sheet dated March 1, 2004

Information Reviewed (Cont.)
C. Information Provided by Skadden Arps to Kerlin (Cont.): May 14, 2004 (cont.) 4. February 3rd earnings announcement 5. May 4th earnings announcement
May 17,2004 1. Two detailed summaries of the Emerging Communications case

Information Reviewed (Cont.)

D. Interviews with Management Team:

Date of Interview	Name
May 10, 2004	Jeffrey L. Thompson *Executive Vice President, Chief Operating Officer*
May 10, 2004	Arty Feles *Vice President Finance, Chief Financial Officer*
May 11, 2004	Victor O. Edelbrock *Chief Executive Officer, President*
May 28, 2004	Steve Whipple *Vice President Sales*
June 2, 2004	Cathleen Edelbrock *Vice President Advertising*
June 2, 2004	Wayne Murray *Vice President Manufacturing*
June 2, 2004	Jack Mayberry *Vice President Research & Development*
June 2, 2004	Christi Edelbrock *Vice President Purchasing*

10

Information Reviewed (Cont.)
D. Interviews with Management Team: Date of Interview May 10, 2004 May 10, 2004 May 11, 2004 May 28, 2004 June 2, 2004 June 2, 2004 June 2, 2004 June 2, 2004
Name Jeffrey L. Thompson Executive Vice President, Chief Operating Officer Arty Feles Vice President Finance, Chief Financial Officer Victor O. Edelbrock Chief Executive Officer, President Steve Whipple Vice President Sales Cathleen Edelbrock Vice President Advertising Wayne Murray Vice President Manufacturing Jack Mayberry Vice President Research & Development Christi Edelbrock Vice President Purchasing

Information Reviewed (Cont.) E. Other: 1. Review of recent events and alternative proposals received 2. Review of discussions and data received from Special Committee 3. Review of financing of proposed transaction Draft of June 17th Bank of America commitment letter and term sheet under review 4. Real estate appraisals MAI appraisal (due June 25th) 5. Review draft of Agreement and Plan of Merger (revisions under discussion)

REVIEW OF EDELBROCK BUSINESS (“SWOT”)

Review of Edelbrock Business (“SWOT”)
Preliminary Evaluation of Selected Apparent Fundamental Strengths/Opportunities and Weaknesses/Threats:
Strengths/Opportunities: Brand & Reputation Product Quality Product Innovation (R&D) Potential for More Branding of Outsourced Products Potential for More Private Label Strengthening Demand/Economy Improving Earnings Strong Balance Sheet

Review of Edelbrock Business (“SWOT”) (Cont.) Weaknesses/Threats: Mature Product Lines — most of revenue Very Competitive Potential Trend Towards Increasing Customer Concentration Long Term Potential for Increasing Cost and Sophistication of Product Design Favoring OEM’s Near Term Continuing Margin Pressure Experienced California — relatively high cost environment

Review of Edelbrock Business (“SWOT”) (Cont.) Weaknesses Specifically Related to Being Public Going Forward: Small Float Lack of Trading Liquidity Lack of Wall Street Analyst Following Sarbanes-Oxley and Other Costs of Being Public Edelbrock Family Control Blocks Unsolicited Offers, Unless Acceptable to the Edelbrock Family, as an Available Potential Exit Opportunity Other Issues: Management Strategic Plan Forecasting

ANALYSIS OF VALUE

Analysis of Value 1. Edelbrock Historical and Projected Financial Data A. Income Statement B. Balance Sheet C. Cash Flow Statement D. Relevant Financial Ratios 2. Historical Stock Price Performance & Trading Volume Analysis 3. General Market Analysis A. Comparable Company Multiples Analysis of Publicly Traded Companies I. Total Enterprise Value / EBITDA II. Total Enterprise Value / EBIT III. Total Enterprise Value / Revenue IV. Price / Earnings V. Price / Book Value 4. Transaction Analysis A. Going Private Transactions I. Premium to Market before Public Announcement Date (1-Day, 5-Day, 30-Day)

Analysis of Value (Cont.) 5. Discounted Cash Flow Analysis 6. Asset Value Analysis A. Book Value Adjusted by Insurance Value of Buildings B. Book Value Adjusted by Appraisals on Real Estate C. Further Analysis? 7. Leveraged Buyout Analysis A. Hypothetical LBO 8. Sale Analysis A. Mid-Cap Industrial Company Mergers & Acquisitions B. Hypothetical Strategic Sale

EDELBROCK CORP.
Revised Management Projections as of June 14, 2004
Key Stats
($ in thousands)

	FY03	FY04	FY05	FY06
Sales	115,225	125,520	131,243	137,805
% growth	-6.8%	8.9%	4.6%	5.0%
Gross Profit	41,816	45,459	47,755	50,161
% of sales	36.3%	36.2%	36.4%	36.4%
SG&A	33,648	35,177	37,004	38,944
% of sales	29.2%	28.0%	28.2%	28.3%
Interest Expense	48	7	20	25
% sales	0.0%	0.0%	0.0%	0.0%
EBITDA	10,143	12,249	12,866	12,918
% of sales	8.8%	9.8%	9.8%	9.4%
Net Income	2,970	4,321	4,072	4,234
% of sales	2.6%	3.4%	3.1%	3.1%
EPS	$0.54	$0.78	$0.74	$0.77

EDELBROCK CORP.
Management Projections as of June 1, 2004
Key Stats
($ in thousands)

	FY03	FY04	FY05	FY06
Sales	115,225	125,520	131,243	137,805
% growth	-6.8%	8.9%	4.6%	5.0%
Gross Profit	41,816	45,177	47,348	50,299
% of sales	36.3%	36.0%	36.1%	36.5%
SG&A	33,648	35,539	37,173	39,152
% of sales	29.2%	28.3%	28.3%	28.4%
Interest Expense	48	7	20	25
% sales	0.0%	0.0%	0.0%	0.0%
EBITDA	10,143	11,665	12,353	12,913
% of sales	8.8%	9.3%	9.4%	9.4%
Net Income	2,970	3,947	3,720	4,197
% of sales	2.6%	3.1%	2.8%	3.0%
EPS	$0.54	$0.72	$0.67	$0.76

EDELBROCK CORP.
Management Projections as of March
Key Stats
($ in thousands)

	FY03	FY04	FY05	FY06	FY07	FY08
Sales	115,225	123,755	129,943	136,440	143,262	150,425
% growth	-6.8%	7.4%	5.0%	5.0%	5.0%	5.0%
Gross Profit	41,816	45,116	48,404	50,824	53,437	56,184
% of sales	36.3%	36.5%	37.3%	37.3%	37.3%	37.3%
SG&A	33,648	34,358	35,389	36,804	38,276	40,190
% of sales	29.2%	27.8%	27.2%	27.0%	26.7%	26.7%
Interest Expense	48	274	3,083	2,773	2,527	2,092
% sales	0.04%	0.22%	2.37%	2.03%	1.76%	1.39%
EBITDA	10,143	12,813	15,453	16,119	16,894	17,804
% of sales	8.8%	10.4%	11.9%	11.8%	11.8%	11.8%
Adjusted Net Income(1)	2,970	4,339	5,686	6,233	6,847	7,264
% of sales	2.6%	3.5%	4.4%	4.6%	4.8%	4.8%
EPS	$0.54	$0.79	$1.03	$1.13	$1.24	$1.32

Notes:

(1)	Adjusted by Kerlin to exclude recapitalized interest and deal costs. Assume 5,515,000 shares outstanding.

EDELBROCK CORP.
Comparison of Revised Management Projections as of June 14, 2004 and Management Projections as of March
Key Stats
($ in thousands)

	FY04	FY05	FY06
Sales	1,765	1,300	1,365
% growth	1.53%	-0.44%	0.00%
Gross Profit	343	(649)	(663)
% of sales	-0.24%	-0.86%	-0.85%
SG&A	819	1,615	2,139
% of sales	0.26%	0.96%	1.29%
Interest Expense	(267)	(3,063)	(2,748)
% sales	-0.22%	-2.36%	-2.01%
EBITDA	(564)	(2,587)	(3,201)
% of sales	-0.59%	-2.09%	-2.44%
Adjusted Net Income (1)	(18)	(1,614)	(1,999)
% of sales	-0.06%	-1.27%	-1.50%
EPS	$(0.00)	$(0.29)	$(0.36)

Notes:

(1)	Adjusted by Kerlin to exclude recapitalized interest and deal costs. Assume 5,515,000 shares outstanding.

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Key Stats
($ in millions, except per share data)

				LTM
For the 12 Months Ending	6/30/2000	6/30/2001	6/30/2002	6/30/2003	3/25/2004A	6/2004E(1)	6/2005E(1)	6/2006E(1)
Key Financials
Total Revenues	121.2	115.6	123.6	115.2	120.6	125.5	131.2	137.8
Growth Over Prior Year	11.2%	(4.6%)	6.9%	(6.8%)	(1.0%)	9.0%	4.6%	5.0%

Gross Profit	46.9	42.9	45.5	41.8	42.9	45.5	47.8	50.2
Margin %	38.7%	37.1%	36.8%	36.3%	35.6%	36.2%	36.4%	36.4%

EBITDA	17.1	14.0	14.8	10.1	10.4	12.2	12.9	12.9
Margin %	14.2%	12.1%	12.0%	8.8%	8.6%	9.8%	9.8%	9.4%

EBlT	12.4	7.6	8.5	4.3	4.5	6.3	6.4	6.7
Margin %	10.2%	6.6%	6.9%	3.8%	3.7%	5.0%	4.9%	4.8%
Net Income from Cont. Ops.	8.0	4.8	5.4	3.0	3.4	4.3	4.1	4.2
Margin %	6.6%	4.1%	4.3%	2.6%	2.8%	3.4%	3.1%	3.1%
Net Income	8.0	4.8	5.4	3.0	3.4	4.3	4.1	4.2
Margin %	6.6%	4.1%	4.3%	2.6%	2.8%	3.4%	3.1%	3.1%
Diluted EPS Before Extra	$1.41	$0.86	$0.98	$0.54	$0.61	$0.79	$0.74	$0.77
Growth Over Prior Year	10.8%	(39.0%)	14.0%	(44.9%)	(25.6%)	46.3%	(0.1)	4.1%

Notes:
(1)	Estimates for FY04, FY05 and FY06 are from management projections dated June 14, 2004.

Current Capitalization
as of June 21, 2004
Share Price as of 6/21/2004	14.79
x Shares Out	5.5
= Market Capitalization	81.6
- Cash & Short Term Investments	5.9
+ Total Debt	0.2
+ Pref. Equity	—
+ Minority Interest	—
= Total Enterprise Value (TEV)	75.9

Book Value of Common Equity per Share	$16.28

Book Value of Common Equity	89.8
+ Pref. Equity	—
+ Minority Interest	—
+ Total Debt	0.2
= Total Capital	90.0

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Historical Multiples
($ in millions, except per share data)

For the 12 Months Ending	3/25/2003	6/30/2003	9/25/2003	12/25/2003	3/25/2004	6/21/2004
Historical Multiples(1)
TEV/Total Revenue	0.5x	0.5x	0.5x	0.5x	0.6x	0.6x
TEV/EBITDA	4.3x	5.3x	6.0x	6.7x	7.1x	7.2x
TEV/EBlT	7.8x	12.4x	15.7x	17.3x	16.3x	16.7x
P/DiI. EPS before Extra	12.2x	21.1x	24.9x	25.9x	23.7x	24.1x
P/BV	0.6x	0.7x	0.7x	0.8x	0.9x	0.9x
Price/Tang BV	0.7x	0.7x	0.8x	0.8x	0.9x	0.9x

(1)	Based on the market price as of the date indicated and the trailing twelve month results.

Operating Results
Total Revenue	121.9	115.2	117.0	117.7	120.6	120.6
EBITDA	13.0	10.1	9.5	9.6	10.4	10.4
EBlT	7.1	4.3	3.6	3.7	4.5	4.5
Diluted EPS before Extra	$0.83	$0.54	$0.47	$0.49	$0.61	0.6
Book Value/Share	$15.85	$15.96	$16.04	$16.25	$16.36	16.4
Tangible Book Value/Share	$15.50	$15.61	$15.70	$15.91	$16.02	16.0

Capitalization for Historical Multiples

Beg. of Avg. Stock Price Period	03/31/2003	06/30/2003	09/30/2003	12/31/2003	03/31/2004	—
End of Avg. Stock Price Period	06/27/2003	09/29/2003	12/30/2003	03/30/2004	05/14/2004	6/21/2004
Avg. Stock Price	$10.10	$11.38	$11.80	$12.65	$14.54	14.8
x Avg. Shares Out	5.4	5.5	5.5	5.5	5.5	-5.5
= Avg. Market Capitalization	55.0	62.1	64.3	69.0	79.3	81.6

- Cash & Short Term Investments	—	8.7	7.9	4.7	5.9	5.9
+ Total Debt	0.6	0.5	0.2	0.2	0.2	0.2
+ Pref. Stock	—	—	—	—	—	—
+ Minority Interest	—	—	—	—	—	—
= Total Enterprise Value (TEV)	55.6	53.9	56.7	64.5	73.6	75.9

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Income Statement Standard Summary Latest Annual
($ in millions, except per share data)

						LTM
						Calculated
	12 months	12 months	12 months	12 months	12 months	12 months
For the 12 Months Ending	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
Revenues	108.9	121.2	115.6	123.6	115.2	120.6
Other Revenues, Total	—	—	—	—	—	—
Total Revenues	108.9	121.2	115.6	123.6	115.2	120.6
Cost of Revenues	65.9	74.3	72.7	78.1	73.4	77.7
Gross Profit	43.1	46.9	42.9	45.5	41.8	42.9
SG&A Exp., Total	28.0	30.8	31.6	33.2	33.6	34.5
R & D Exp.	3.2	3.7	3.7	3.9	3.8	3.8
Depreciation & Amort., Total	—	—	—	—	—	—
Other Operating Expense/(Income)	—	—	—	—	—	—
Other Operating Exp., Total	31.2	34.5	35.3	37.0	37.5	38.4
Operating Income	11.9	12.4	7.6	8.5	4.3	4.5
Interest Expense	(0.2)	(0.2)	(0.3)	(0.1)	(0.0)	(0.0)
Interest and Invest. Income	0.3	0.4	0.2	0.1	0.1	0.0
Net Interest Exp.	0.1	0.2	(0.1)	(0.0)	0.0	0.0
Other Non-Operating Exp., Total	—	—	—	—	—	—
EBT Excl Unusual Items	12.0	12.6	7.6	8.5	4.3	4.5
Merger & Restruct. Charges	—	—	—	—	—	—
Impairment of Goodwill	—	—	—	—	—	—
Gain (Loss) On Sale Of Invest.	—	—	—	—	—	—
Gain (Loss) On Sale Of Assets	—	—	—	—	—	0.4
Other Unusual Items, Total	(0.2)	—	—	—	—	—
EBT Incl Unusual Items	11.8	12.6	7.6	8.5	4.3	5.0
Income Tax Expense	4.3	4.5	2.8	3.1	1.4	1.6
Earnings from Cont. Ops.	7.4	8.0	4.8	5.4	3.0	3.4
Earnings of Discontinued Ops.	—	—	—	—	—	—
Extraord. Item & Account Change	—	—	—	—	—	—
Net income	7.4	8.0	4.8	5.4	3.0	3.4

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Income Statement Standard Summary Latest Annual
($ in millions, except per share data)

						LTM
						Calculated
	12 months	12 months	12 months	12 months	12 months	12 months
For the 12 Months Ending	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
Pref. Dividends and Other Adj.	—	—	—	—	—	—
NI to Common Incl Extra Items	7.4	8.0	4.8	5.4	3.0	3.4
NI to Common Excl Extra Items	7.4	8.0	4.8	5.4	3.0	3.4
Per Share Items
Basic EPS	$1.28	$1.41	$0.86	$0.98	$0.54	$0.62
Basic EPS Excl. Extra Items	$1.28	$1.41	$0.86	$0.98	$0.54	$0.62
Weighted Avg. Basic Shares Out.	5.8	5.7	5.6	5.5	5.5	5.5
Diluted EPS	$1.27	$1.41	$0.86	$0.98	$0.54	$0.61
Diluted EPS Excl Extra Items	$1.27	$1.41	$0.86	$0.98	$0.54	$0.61
Weighted Avg. Diluted Shares Out.	5.8	5.7	5.6	5.5	5.5	5.5
Dividends per share	NA	0.0	NA	0.0	0.0	0.1
Supplemental Items
EBITDA	16.6	17.1	14.0	14.8	10.1	10.4
EBlT	11.9	12.4	7.6	8.5	4.3	4.5
NI per SFAS 123 (after Options)	7.2	8.0	4.7	5.3	2.9	NA
Advertising & Marketing Expense	9.2	10.6	9.6	10.4	10.5	NA
R&D Expense	3.2	3.7	3.7	3.9	3.8	3.8
Filing Date	9/25/2001	10/18/2002	9/26/2003	9/26/2003	9/26/2003	5/7/2004
Restatement Type	NC	NCA	NC	NC	O	O

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Balance Sheet Standard Summary Latest Annual
($ in millions, except per share data)

							LTM
							Calculated
					Restated		12 months
For the 12 Months Ending	06/30/1998	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
ASSETS
Cash And Equivalents	8.4	13.7	9.9	6.0	7.7	8.7	5.9
Total Cash & ST Investments	8.4	13.7	9.9	6.0	7.7	8.7	5.9
Accounts Receivable	21.2	24.0	27.2	26.9	32.2	26.9	31.7
Total Receivables	21.2	24.0	27.2	26.9	32.2	26.9	31.7
Inventory	16.8	17.2	17.2	22.9	23.4	26.4	28.2
Prepaid Exp.	1.3	0.5	0.5	0.8	1.0	2.3	1.9
Other Current Assets, Total	—	0.8	1.0	1.2	1.9	1.6	1.6
Total Current Assets	47.7	56.1	55.8	57.8	66.1	65.8	69.2
Gross Property, Plant & Equipment	58.1	63.5	74.1	78.5	81.5	86.3
Accumulated Depreciation	(22.4)	(26.8)	(31.9)	(37.5)	(43.4)	(48.3)
Net Property, Plant & Equipment	35.7	36.7	42.2	40.9	38.0	38.0	37.1
Goodwill	—	—	—	1.2	1.2	1.2	1.2
Other Intangibles	—	—	0.8	0.8	0.8	0.8	0.7
Other Assets, Total	1.6	1.5	1.4	1.3	1.8	1.7	1.3
Total Assets	85.0	94.3	100.2	101.9	107.9	107.4	109.5
LIABILITIES
Accounts Payable	14.7	16.0	15.1	14.0	14.5	12.0	11.3
Accrued Exp.	3.2	4.1	4.3	3.8	4.5	4.7	4.6
Cur. Port. of LT Debt/Cap. Leases	0.1	0.1	1.9	0.1	0.1	0.0	0.0
Other Current Liabilities,Total	0.4	0.4	0.3	0.4	0.8	—	0.0
Total Current Liabilities	18.4	20.7	21.6	18.2	19.8	16.8	15.9
Long-Term Debt	2.1	2.1	0.1	0.5	0.5	0.5	0.2
Capital Leases	—	—	—	0.1	0.1	0.0	0.0
Other Liabilities, Total	2.7	2.9	3.1	3.1	3.3	3.1	3.6
Total Liabilities	23.2	25.6	24.8	21.9	23.7	20.4	19.7
Common Stock & APlC	17.4	16.9	15.8	15.8	21.3	21.3	21.3
Retained Earnings	44.4	51.8	59.6	64.2	62.9	65.7	68.5
Treasury Stock & Other	—	—	—	—	—	—
Total Common Equity	61.7	68.7	75.4	80.0	84.2	87.0	89.8

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Balance Sheet Standard Summary Latest Annual
($ in millions, except per share data)

							LTM
							Calculated
					Restated		12 months
For the 12 Months Ending	06/30/1998	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
Total Equity	61.7	68.7	75.4	80.0	84.2	87.0	89.8
Total Liabilities And Equity	85.0	94.3	100.2	101.9	107.9	107.4	109.5
Supplemental
Shares Out. on Filing Cover	5.8	5.7	5.6	5.6	5.5	5.5
Shares Out. on Balance Sheet Date	5.8	5.7	5.6	5.6	5.5	5.5
Book Value/Share	$10.67	$11.95	$13.51	$14.33	$15.44	$15.96
Tangible Book Value/Share	$10.67	$11.95	$13.36	$13.99	$15.09	$15.61
Total Debt	2.2	2.1	2.1	0.6	0.6	0.5
Net Debt	(6.2)	(11.6)	(7.8)	(5.4)	(7.1)	(8.2)
Inventory Method	FIFO	FIFO	FIFO	FIFO	FIFO	FIFO
Raw Materials Inventory	10.5	8.7	8.5	12.2	13.3	12.5
Work in Progress Inventory	0.9	1.9	1.9	1.8	2.1	1.8
Finished Goods Inventory	5.4	6.6	6.8	8.8	8.0	12.1
Land	6.2	6.2	6.2	6.2	6.8	6.8
Buildings	12.7	13.9	16.9	17.6	17.5	17.5
Machinery	39.1	43.4	50.9	54.6	57.7	62.0
Full Time Employees	563.0	592.0	691.0	645.0	679.0	691.0
Filing Date	9/24/1999	9/19/2000	9/25/2001	9/26/2002	9/26/2003	9/26/2003
Restatement Type	NC	NC	NC	NC	RS	0

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Cash Flow Standard Summary Latest Annual
($ in millions, except per share data)

						LTM
		Calculated				Calculated
	12 months	12 months	12 months	12 months	12 months	12 months
For the 12 Months Ending	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
Net Income	7.4	—	4.8	5.4	3.0	3.4
Depreciation & Amort., Total	4.7	—	6.4	6.3	5.8	5.9
Other Non-Cash Items, Total	0.1	—	0.1	(0.2)	(0.0)	(0.5)
Change in Working Capital	(1.1)	—	(5.6)	(4.8)	(1.9)	1.6
Cash from Ops.	11.1	—	5.7	6.7	6.8	10.4
Capital Expenditure	(5.8)	—	(4.3)	(4.0)	(5.7)	(4.9)
Sale of Property, Plant, and Equipment	0.0	—	0.0	0.1	0.0	0.8
Cash Acquisitions	—	—	(3.3)	—	—	—
Divestitures	—	—	—	—	—	—
Other Investing Activities, Total	0.5	—	0.1	0.2	0.1	0.1
Cash from Investing	(5.2)	—	(7.5)	(3.8)	(5.6)	(4.0)
Short Term Debt Issued	—	—	—	—	—	—
Long-Term Debt Issued	—	—	—	—	—	—
Total Debt Issued	—	—	—	—	—	—
Short Term Debt Repaid	—	—	—	—	—	—
Long-Term Debt Repaid	(0.1)	—	(1.9)	(0.0)	(0.1)	—
Total Debt Repaid	(0.1)	—	(1.9)	(0.0)	(0.1)	(0.4)
Issuance of Common Stock	0.2	—	—	0.0	—	0.2
Repurchase of Common	(0.7)	—	(0.0)	(1.1)	—	—
Issuance of Pref. Stock	—	—	—	—	—	—
Repurchase of Preferred	—	—	—	—	—	—
Total Dividends Paid	—	—	(0.2)	(0.1)	(0.1)	(0.3)
Other Financing Activities, Total	—	—	—	—	—	—
Cash from Financing	(0.6)	—	(2.1)	(1.2)	(0.2)	(0.4)
Net Change in Cash	5.3	—	(3.9)	1.7	1.0	5.9

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Cash Flow Standard Summary Latest Annual
($ in millions, except per share data)

						LTM
		Calculated				Calculated
	12 months	12 months	12 months	12 months	12 months	12 months
For the 12 Months Ending	06/30/1999	06/30/2000	06/30/2001	06/30/2002	06/30/2003	03/25/2004
Supplemental Items
Cash Interest Paid	0.2	NA	0.3	0.1	0.0	NA
Cash Taxes Paid	4.3	NA	3.1	3.3	3.0	NA
Net Debt Issued	(0.1)	NA	(1.9)	(0.0)	(0.1)	(0.4)
Filing Date	9/25/2001	10/18/2002	9/26/2003	9/26/2003	9/26/2003	5/7/2004
Restatement Type	NC	NCA	NC	NC	0	0

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Ratios And Growth Latest Annual

											LTM
For the 12 Months Ending	6/30/1999		6/30/2000		6/30/2001		6/30/2002		6/30/2003		3/25/2004
Profitability
Return on Assets %	8.3%		8.0%		4.7%		5.1%		2.5%		2.6%
Return on Capital %	11.0%		10.5%		6.0%		6.4%		3.1%		3.2%
Return on Equity %	11.4%		11.2%		6.2%		6.5%		3.5%		3.8%
Margin Analysis
Gross Margin %	39.5%		38.7%		37.1%		36.8%		36.3%		35.6%
EBITDA Margin %	15.2%		14.2%		12.1%		12.0%		8.8%		8.6%
EBlT Margin %	10.9%		10.2%		6.6%		6.9%		3.8%		3.7%
Earnings from Cont Ops Margin %	6.8%		6.6%		4.1%		4.3%		2.6%		2.8%
Net Income Margin %	6.8%		6.6%		4.1%		4.3%		2.6%		2.8%
Net Inc. Avail. for Common Margin %	6.8%		6.6%		4.1%		4.3%		2.6%		2.8%
Asset Turnover
Total Asset Turnover	1.2	x	1.2	x	1.1	x	1.2	x	1.1	x	1.1	x
Fixed Asset Turnover	3.0	x	3.1	x	2.8		3.1	x	3.0	x	3.2	x
Accounts Receivable Turnover	4.8	x	4.7	x	4.3	x	4.2	x	3.9	x	3.9	x
Inventory Turnover	3.9	x	4.3	x	3.6	x	3.4	x	3.0	x	2.7	x
Short Term Liquidity
Current Ratio	2.7	x	2.6	x	3.2	x	3.3	x	3.9	x	4.3	x
Quick Ratio	1.8	x	1.7	x	1.8	x	2.0	x	2.1	x	2.4	x
Cash from Ops. to Curr. Liab.	0.5	x	NM		0.3	x	0.3	x	0.4	x	0.7	x
Avg. Days Sales Out.	74.	7	76.	1	84.	3	86.	1	92.	2	93.	5
Avg. Days Inventory Out.	92.	7	83.	1	99.	1	106.	6	122.	0	132.	5
Avg. Days Payable Out.	83.	6	75.	4	66.	6	65.	3	62.	5	54.	0
Avg. Cash Conversion Cycle	83.	8	83.	8	116.	8	127.	4	151.	7	172.	0
Long Term Solvency
Total Debt/Equity	3.1%		2.7%		0.8%		0.7%		0.6%		0.2%
Total Debt/Capital	3.0%		2.7%		0.8%		0.7%		0.6%		0.2%
LT Debt/Equity	3.0%		0.2%		0.7%		0.6%		0.6%		0.2%
LT Debt/Capital	2.9%		0.2%		0.7%		0.6%		0.6%		0.2%
Total Liabilities/Total Assets	27.2%		24.7%		21.5%		22.0%		19.0%		18.0%

EBlT/Interest Exp.	58.4	x	63.3	x	27.0	x	88.6	x	90.4	x	282.3	x
EBITDA/Interest Exp.	81.8	x	87.5	x	409.6	x	153.9	x	211.3	x	651.3	x
(EBITDA-CAPEX)/Interest Exp.	53.4	x	87.5	x	34.5	x	112.2	x	92.3	x	346.6	x
Total Debt/EBlTDA	0.1	x	0.1	x	0.0	x	0.0	x	0.1	x	0.0	x

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Ratios And Growth Latest Annual

						LTM
For the 12 Months Ending	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003	3/25/2004
Net Debt/EBITDA	NM	NM	NM	NM	NM	NM
Altman Z Score	4.6	4.2	4.1	4.3	4.4	4.2
Growth Over Prior Year
Total Revenues	14.1%	11.2%	(4.6%)	6.9%	(6.8%)	(1.0%)
Gross Profit	13.0%	8.8%	(8.5%)	6.1%	(8.1%)	(5.5%)
EBITDA	25.7%	3.3%	(18.1%)	5.2%	(31.3%)	(19.9%)
EBIT	32.3%	4.6%	(38.4%)	11.3%	(48.9%)	(36.5%)
Earnings from Cont. Ops.	28.1%	8.3%	(40.5%)	11.9%	(44.6%)	(25.3%)
Net Income	28.1%	8.3%	(40.5%)	11.9%	(44.6%)	(25.3%)
Diluted EPS before Extra	29.6%	10.8%	(39.0%)	14.0%	(44.9%)	(25.6%)

Net PP&E	2.9%	14.8%	(2.9%)	(7.0%)	(0.2%)	(3.4%)
Common Equity	11.2%	9.9%	6.1%	5.2%	3.4%	3.9%
Total Assets	10.9%	6.4%	1.7%	5.8%	(0.4%)	3.5%

Cash from Ops.	68.3%	NA	NA	16.5%	1.8%	72.2%
Capital Expenditures	(28.7%)	NA	NA	(6.2%)	42.9%	(13.5%)
Dividend per Share	NA	NA	NA	NA	0.0%	2,677.8%
Over Two Years
Total Revenues	11.8%	12.6%	3.0%	1.0%	(0.2%)	0.0%
Gross Profit	11.0%	10.9%	(0.2%)	(1.5%)	(1.3%)	(1.4%)
EBITDA	6.2%	13.9%	(8.0%)	(7.2%)	(15.0%)	(15.9%)
EBIT	4.9%	17.7%	(19.8%)	(17.2%)	(24.6%)	(26.5%)
Earnings from Cont. Ops.	2.0%	17.8%	(19.7%)	(18.4%)	(21.3%)	(19.8%)
Net Income	2.0%	17.8%	(19.7%)	(18.4%)	(21.3%)	(19.8%)
Diluted EPS before Extra	2.2%	19.8%	(17.8%)	(16.6%)	(20.8%)	(19.5%)

Net PP&E	7.2%	8.7%	5.6%	(5.0%)	(3.7%)	(2.1%)
Common Equity	11.1%	10.5%	8.0%	5.6%	4.3%	4.7%
Total Asset	10.0%	8.6%	4.0%	3.7%	2.7%	3.6%

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Ratios And Growth Latest Annual

						LTM
For the 12 Months Ending	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003	3/25/2004
Cash from Ops.	6.0%	NA	(28.3%)	NA	8.9%	11.8%
Capital Expenditures	(18.2%)	NA	(14.0%)	NA	15.8%	9.6%
Dividend per Share	NA	NA	NA	(25.5%)	NA	NA
Over Three Years
Total Revenues	11.3%	11.6%	6.6%	4.3%	(1.7%)	1.2%
Gross Profit	10.4%	10.3%	4.0%	1.9%	(3.7%)	(0.8%)
EBITDA	8.4%	5.2%	2.0%	(3.8%)	(16.1%)	(9.7%)
EBIT	8.2%	4.8%	(5.2%)	(10.5%)	(29.5%)	(19.9%)
Earnings from Cont. Ops.	4.7%	4.0%	(6.2%)	(10.3%)	(28.3%)	(15.9%)
Net Income	4.7%	4.0%	(6.2%)	(10.3%)	(28.3%)	(15.9%)
Diluted EPS before Extra	4.7%	5.0%	(4.3%)	(8.3%)	(27.4%)	(15.3%)

Net PP&E	10.3%	9.7%	4.7%	1.2%	(3.4%)	(3.4%)
Common Equity	12.3%	10.7%	9.0%	7.0%	4.9%	4.8%
Total Assets	12.4%	8.8%	6.2%	4.6%	2.3%	2.6%

Cash from Ops.	38.8%	NA	(4.7%)	(15.7%)	NA	10.3%
Capital Expenditures	9.9%	NA	(19.2%)	(11.5%)	NA	(1.3%)
Dividend per Share	NA	NA	NA	NA	(17.8%)	11.6%
Over Five Years
Total Revenues	15.3%	12.0%	7.9%	7.2%	3.8%	2.9%
Gross Profit	13.9%	10.9%	6.0%	5.4%	1.9%	0.6%
EBITDA	15.7%	7.6%	1.5%	0.1%	(5.1%)	(7.5%)
EBIT	16.9%	7.2%	(4.0%)	(4.6%)	(13.5%)	(16.3%)
Earnings from Cont. Ops.	19.7%	9.0%	(5.8%)	(5.6%)	(12.5%)	(13.6%)
Net Income	18.6%	5.0%	(5.8%)	(5.6%)	(12.5%)	(13.6%)
Diluted EPS before Extra	11.6%	7.1%	(5.0%)	(4.3%)	(11.3%)	(12.4%)

Net PP&E	16.6%	9.4%	8.4%	3.6%	1.3%	1.0%
Common Equity	29.6%	12.5%	10.6%	8.6%	7.1%	6.2%
Total Assets	13.4%	9.8%	8.9%	6.7%	4.8%	4.5%

Cash from Ops.	18.0%	NA	6.6%	(7.6%)	0.5%	32.8%
Capital Expenditures	19.2%	NA	(0.4%)	(14.2%)	(6.7%)	(1.5%)
Dividend per Share	NA	NA	NA	NA	NA	NA

KERLIN CAPITAL GROUP

Edelbrock Corp. (NASD:EDEL) > Supplemental Latest
($ in millions, except per share data)

For Fiscal Year	6/30/1998	6/30/1999	6/30/2000	6/30/2001	6/30/2002	6/30/2003
Pension Information
Def. Contribution Plan Cost	NA	0.7	0.7	0.6	0.7	0.7
Total Pension Expense	NA	0.7	0.7	0.6	0.7	0.7
Outstanding
Out. at Beginning of Year	NA	0.5	0.5	0.6	0.6	0.6
Issued During the Year	NA	0.0	0.1	0.1	NA	NA
Exercised During the Year	NA	0.0	0.0	NA	0.0	NA
Cancelled During the Year	NA	0.0	0.0	0.1	0.0	0.0
Out. at the End of Year	NA	0.5	0.6	0.6	0.6	0.6
W/Avg. Exercise Price of Options Granted	—	—	—	$10.29	—	—
W/Avg. Exercise Price of Options Out.	—	—	$11.95	$11.57	$11.57	$11.60
Fixed Payment Schedule
LT Debt Due +1	0.1	0.1	1.9	0.0	0.0	0.0
LT Debt Due +2	0.1	2.1	0.1	0.0	0.0	0.0
LT Debt Due +3	2.1	NA	NA	0.0	0.0	0.0
LT Debt Due +4	NA	NA	NA	0.0	0.0	0.0
LT Debt Due +5	NA	NA	NA	0.0	0.0	0.0
LT Debt Due, Next Five Yrs	2.2	2.1	2.1	0.0	0.0	0.0
LT Debt Due, Due after 5 Yrs	NA	NA	NA	0.4	NA	0.4

Cap. Lease Payment Due +1	NA	NA	NA	0.1	0.1	0.0
Cap. Lease Payment Due +2	NA	NA	NA	0.0	0.0	0.0
Cap. Lease Payment Due +3	NA	NA	NA	0.0	0.0	0.0
Cap. Lease Payment Due +4	NA	NA	NA	0.0	0.0	0.0
Cap. Lease Payment Due +5	NA	NA	NA	0.0	0.0	0.0
Cap. Lease Payment Due, Next 5 Yrs	NA	NA	NA	0.2	0.1	0.1

Edelbrock Corp.
Stock Price Performance & Trading Volume

	Stock Price
	Average
	Closing				Total
Time Period	Share Price	High	Low	Daily Volume	Volume
April 12, 2004 - date of announcement	$14.98	$15.07	$14.85	130,400
April 8, 2004 - 1 day prior to announcement	$13.52	$13.52	$13.52	200
April 5, 2004 - 1 week prior to announcement	$13.42	$13.42	$13.42	700
March 29, 2004 - 2 weeks prior to announcement	$13.61	$13.63	$13.29	1,500
March 12, 2004 - 1 month prior to announcement	$13.40	$13.99	$13.26	5,900

Periods:				High	Average	Median
April 5, 2004 - April 8, 2004 (week prior)	$13.39	$13.52	$13.30	1,000	475	450	1,900
March 9, 2004 - April 8, 2004 (month prior)	$13.52	$14.00	$13.07	41,800	4,261	2,000	98,000
January 9, 2004 - April 8, 2004 (3 months prior)	$12.78	$14.00	$11.95	41,800	3,579	1,000	225,500
October 9, 2003 - April 8, 2004 (6 months prior)	$12.35	$14.00	$11.21	43,900	3,826	1,350	482,100
April 9, 2003 - April 8, 2004 (12 months prior)	$11.56	$14.00	$9.56	75,700	5,317	1,500	1,345,100

In latest 12 months as of June 18, 2004:
     1,463,500 shares traded (26.5% of outstanding shares turned over)

KERLIN CAPITAL GROUP

Edelbrock Corp.
Share Price History

Date	Open	High	Low	Close	Volume	Adj.Close*
30-Apr-04	14.84	14.85	14.84	14.85	9000	14.85
29-Apr-04	14.9	14.9	14.85	14.85	15000	14.85
28-Apr-04	14.9	14.9	14.9	14.9	0	14.9
27-Apr-04	14.89	14.9	14.89	14.9	2700	14.9
26-Apr-04	14.9	14.9	14.9	14.9	0	14.9
23-Apr-04	14.9	14.9	14.9	14.9	0	14.9
22-Apr-04	14.88	14.9	14.81	14.9	6200	14.9
21-Apr-04	14.88	14.88	14.88	14.88	200	14.88
20-Apr-04	14.9	14.9	14.85	14.85	12800	14.85
19-Apr-04	14.9	14.9	14.85	14.85	9000	14.85
16-Apr-04	14.86	15.14	14.86	14.91	3800	14.91
15-Apr-04	14.75	14.85	14.75	14.85	2600	14.85
14-Apr-04	14.9	14.92	14.84	14.92	1600	14.92
13-Apr-04	14.9	15	14.9	15	41800	15
12-Apr-04	14.9	15.07	14.85	14.98	130400	14.98
8-Apr-04	13.52	13.52	13.52	13.52	200	13.52
7-Apr-04	13.3	13.3	13.3	13.3	0	13.3
6-Apr-04	13.5	13.5	13.3	13.3	1000	13.3
5-Apr-04	13.42	13.42	13.42	13.42	700	13.42
2-Apr-04	13.5	13.64	13.37	13.45	3500	13.45
1-Apr-04	13.4	13.5	13.34	13.5	7600	13.5
31-Mar-04	13.26	13.26	13.26	13.26	400	13.26
30-Mar-04	13.35	13.56	13.35	13.41	41800	13.41
29-Mar-04	13.4	13.63	13.29	13.61	1500	13.61
26-Mar-04	13.51	13.51	13.51	13.51	100	13.51
25-Mar-04	13.7	13.74	13.52	13.61	2200	13.61
24-Mar-04	13.61	13.75	13.5	13.75	4600	13.75
23-Mar-04	13.8	13.8	13.8	13.8	200	13.8
22-Mar-04	13.7	13.8	13.7	13.8	2600	13.8
19-Mar-04	13.71	13.71	13.71	13.71	100	13.71
18-Mar-04	13.68	13.68	13.5	13.68	2800	13.68
17-Mar-04	13.32	13.32	13.32	13.32	600	13.32
16-Mar-04	13.75	13.75	13.5	13.5	4100	13.5
15-Mar-04	13.41	14	13.41	14	9000	14
12-Mar-04	13.63	13.99	13.26	13.4	5900	13.4
11-Mar-04	13.35	13.85	13.1	13.85	2000	13.85
10-Mar-04	13.07	13.07	13.07	13.07	300	13.07
9-Mar-04	12.66	13.2	12.4	13.2	6800	13.2
8-Mar-04	12.96	13.05	12.75	13.05	16200	13.05
5-Mar-04	12.75	12.98	12.75	12.9	1700	12.9
4-Mar-04	12.57	12.7	12.5	12.7	8700	12.7
3-Mar-04	12.4	12.4	12.4	12.4	100	12.4
2-Mar-04	12.26	12.44	12.2	12.3	2200	12.3
1-Mar-04	12.43	12.43	12.42	12.42	200	12.42
27-Feb-04	12.28	12.36	12.28	12.34	800	12.34
26-Feb-04	12.43	12.43	12.43	12.43	0	12.43
25-Feb-04	12.43	12.43	12.43	12.43	100	12.43
24-Feb-04	12.16	12.16	12.16	12.16	200	12.16

Date	Open	High	Low	Close	Volume	Adj.Close*
23-Feb-04	12.15	12.15	12.15	12.15	200	12.15
20-Feb-04	12.17	12.39	12.15	12.39	1400	12.39
19-Feb-04	12.12	12.39	12.11	12.39	15100	12.39
18-Feb-04	12.3	12.4	12.13	12.13	11200	12.13
17-Feb-04	12.36	12.41	12.25	12.3	9800	12.3
13-Feb-04	12.58	12.58	12.58	12.58	0	12.58
12-Feb-04	12.58	12.58	12.58	12.58	0	12.58
11-Feb-04	12.47	12.58	12.45	12.58	14000	12.58
10-Feb-04	12.49	12.5	12.45	12.45	300	12.45
9-Feb-04	12.35	12.48	12.35	12.48	6600	12.48
6-Feb-04	12.36	12.5	12.36	12.5	2000	12.5
5-Feb-04	12.36	12.39	12.36	12.39	1000	12.39
4-Feb-04	12.43	12.43	12.43	12.43	0	12.43
3-Feb-04	12.3	12.5	12.3	12.43	15000	12.43
2-Feb-04	12.16	12.16	12.16	12.16	0	12.16
30-Jan-04	12.16	12.16	12.16	12.16	100	12.16
29-Jan-04	12.28	12.38	12.27	12.38	2300	12.38
28-Jan-04	12.26	12.37	12.26	12.33	1200	12.33
27-Jan-04	12.17	12.37	12.17	12.37	1200	12.37
26-Jan-04	12.32	12.32	12.32	12.32	6500	12.32
23-Jan-04	12.37	12.37	12.37	12.37	0	12.37
22-Jan-04	12.37	12.37	12.37	12.37	200	12.37
21-Jan-04	12.25	12.25	12.19	12.2	400	12.2
20-Jan-04	12.12	12.28	12.1	12.11	1400	12.11
16-Jan-04	11.95	11.95	11.95	11.95	100	11.95
15-Jan-04	12.13	12.13	12.13	12.13	0	12.13
14-Jan-04	12.06	12.13	11.86	12.13	6500	12.13
13-Jan-04	12.15	12.15	12.15	12.15	0	12.15
12-Jan-04	12.15	12.15	12.15	12.15	100	12.15
9-Jan-04	12.01	12.01	12	12	700	12
8-Jan-04	12.06	12.53	11.9	11.98	9500	11.98
7-Jan-04	12.16	12.5	11.93	12.5	6800	12.5
6-Jan-04	12.5	12.5	12.28	12.28	3200	12.28
5-Jan-04	12.5	12.5	12.31	12.31	1500	12.31
2-Jan-04	12.23	12.58	12.2	12.49	10800	12.49
31-Dec-03	12.17	12.58	12.07	12.55	2300	12.55
30-Dec-03	12.21	12.21	12.21	12.21	0	12.21
29-Dec-03	12.21	12.21	12.21	12.21	0	12.21
26-Dec-03	12.21	12.21	12.21	12.21	0	12.21
24-Dec-03	12.21	12.21	12.21	12.21	0	12.21
23-Dec-03	12.24	12.25	12.2	12.21	3200	12.21
22-Dec-03	12.24	12.24	12.07	12.07	1200	12.07
19-Dec-03	12.1	12.58	11.96	12.58	4600	12.58
18-Dec-03	12.29	12.58	12.29	12.58	1000	12.58
17-Dec-03	12.16	12.16	12.1	12.1	200	12.1
16-Dec-03	12.25	12.25	12.1	12.1	29100	12.1
15-Dec-03	12.25	12.39	12.25	12.39	2200	12.39
12-Dec-03	12.42	12.55	12.1	12.3	43900	12.3
11-Dec-03	12.51	12.51	12.51	12.51	500	12.51
10-Dec-03	12.11	12.21	12.11	12.21	300	12.21
9-Dec-03	12.46	12.46	12.11	12.22	500	12.22
8-Dec-03	12.42	12.42	12.01	12.3	3100	12.3

Date	Open	High	Low	Close	Volume	Adj. Close*
5-Dec-03	12.39	12.39	12.39	12.39	0	12.39
4-Dec-03	12.25	12.5	12.25	12.39	2500	12.39
3-Dec-03	12	12.1	12	12.1	1200	12.1
2-Dec-03	11.84	12.25	11.84	12.1	14600	12.1
1-Dec-03	11.81	12.39	11.81	12.1	13700	12.1
28-Nov-03	11.9	11.9	11.89	11.89	2100	11.89
26-Nov-03	12.04	12.04	11.98	11.98	2900	11.98
25-Nov-03	11.56	12.15	11.56	11.99	4100	11.96
24-Nov-03	11.51	1155	11.51	11.51	1900	11.48
21-Nov-03	11.51	11.51	11.51	11.51	0	11.48
20-Nov-03	11.46	11.67	11.46	1151	1600	11.48
19-Nov-03	11.93	12	11.93	11.95	2000	11.92
18-Nov-03	11.71	11.71	11.7	11.71	2800	11.68
17-Nov-03	11.75	11.75	11.75	11.75	8100	11.72
14-Nov-03	11.8	11.8	11.75	11.75	700	11.72
13-Nov-03	11.76	11.76	11.76	11.76	0	11.73
12-Nov-03	11.75	11.76	11.75	11.76	2400	11.73
11-Nov-03	11.85	11.99	11.75	11.99	600	11.96
10-Nov-03	11.94	11.94	11.94	11.94	0	11.91
7-Nov-03	11.93	11.94	11.93	11.94	300	11.91
6-Nov-03	12	12	11.99	12	1300	11.97
5-Nov-03	11.8	11.95	11.8	11.95	1300	11.92
4-Nov-03	11.69	11.8	11.65	11.8	1400	11.77
3-Nov-03	11.51	11.64	11.51	11.64	900	11.61
31-Oct-03	11.56	11.56	11.51	11.51	1200	11.48
30-Oct-03	11.71	11.75	11.62	11.75	12500	11.72
29-Oct-03	11.84	11.84	11.84	11.84	0	11.81
28-Oct-03	11.84	11.85	11.75	11.84	3900	11.81
27-Oct-03	11.82	11.82	11.7	11.7	4000	11.67
24-Oct-03	11.6	11.64	11.54	11.64	5200	11.61
23-Oct-03	11.56	11.56	11.56	11.56	0	11.53
22-Oct-03	11.56	11.56	11.56	11.56	500	11.53
21-Oct-03	11.5	11.52	11.5	11.52	300	11.49
20-Oct-03	11.5	11.5	11.45	11.48	10000	11.45
17-Oct-03	11.5	11.5	11.46	11.47	5300	11.44
16-Oct-03	11.46	11.46	11.46	11.46	300	11.43
15-Oct-03	11.5	11.56	11.4	11.56	6800	11.53
14-Oct-03	11.44	11.56	11.44	11.56	1000	11.53
13-Oct-03	11.31	11.48	11.31	11.48	3800	11.45
10-Oct-03	11.23	11.32	11.23	11.32	11500	11.29
9-Oct-03	11.24	11.24	11.24	11.24	0	11.21
8-Oct-03	11.17	11.24	11.17	11.24	9400	11.21
7-Oct-03	11.14	11.14	11.11	11.14	10300	11.11
6-Oct-03	11.11	11.11	11.11	11.11	100	11.08
3-Oct-03	11.04	11.04	11.04	11.04	1800	11.01
2-Oct-03	11.03	11.03	11.03	11.03	0	11
1-Oct-03	11.03	11.03	11.03	11.03	0	11
30-Sep-03	11.06	11.06	11.03	11.03	1600	11
29-Sep-03	11.02	11.14	11	11	900	10.97
26-Sep-03	11.46	11.46	11.31	11.31	400	11.28
25-Sep-03	11.54	11.54	11.54	11.54	200	11.51
24-Sep-03	11.46	11.46	11.46	11.46	300	11.43

Date	Open	High	Low	Close	Volume	Adj.Close*
23-Sep-03	11.46	11.46	11.46	11.46	100	11.43
22-Sep-03	11.46	11.46	11.46	11.46	0	11.43
19-Sep-03	11.46	11.74	11.46	11.46	1400	11.43
18-Sep-03	11.38	11.59	11.38	11.46	1700	11.43
17-Sep-03	11.02	11.39	11.02	11.39	1400	11.36
16-Sep-03	11.01	11.09	11.01	11.09	600	11.06
15-Sep-03	10.87	11	10.87	10.9	4900	10.87
12-Sep-03	10.75	10.87	10.75	10.87	2000	10.84
11-Sep-03	10.91	10.91	10.75	10.75	1200	10.72
10-Sep-03	11.3	11.3	10.89	10.89	6300	10.86
9-Sep-03	11.3	11.3	11.3	11.3	400	11.27
8-Sep-03	11.31	11.47	11.11	11.37	2500	11.34
5-Sep-03	11.47	11.47	11.41	11.41	1000	11.38
4-Sep-03	11.63	11.74	11.41	11.47	24900	11.44
3-Sep-03	12.5	12.5	1165	11.9	42800	11.87
2-Sep-03	12.29	12.51	12.22	12.5	12900	12.47
29-Aug-03	12.4	12.4	12.29	12.4	9300	12.37
28-Aug-03	12.25	12.45	12.16	12.35	6700	12.32
27-Aug-03	12.14	12.41	12.03	12.29	2100	12.26
26-Aug-03	12.14	12.14	12.06	12.14	2400	12.11
25-Aug-03	12.1	12.29	12.1	12.14	3200	12.11
22-Aug-03	12.02	12.02	12.02	12.02	100	11.99
21-Aug-03	12.15	12.15	11.81	12.01	7000	11.98
20-Aug-03	12.01	12.31	12.01	12.29	5900	12.26
19-Aug-03	12.22	12.22	11.99	12.01	300	11.98
18-Aug-03	12.29	12.3	11.89	12.29	7800	12.26
15-Aug-03	11.89	11.89	11.89	11.89	400	11.86
14-Aug-03	12	12.21	11.56	11.85	31700	11.82
13-Aug-03	12.24	12.25	11.55	12	4600	11.97
12-Aug-03	11.83	12.4	11.46	12.29	31500	12.26
11-Aug-03	11.43	11.82	11.43	11.46	6700	11.43
8-Aug-03	11.29	11.5	11.29	11.49	2900	11.46
7-Aug-03	11.29	11.3	11.29	11.3	1600	11.27
6-Aug-03	11.2	11.34	11.2	11.3	1000	11.27
5-Aug-03	11.49	11.49	11.34	11.34	4200	11.31
4-Aug-03	11.33	11.48	11.33	11.41	1500	11.38
1-Aug-03	11.25	11.29	11.2	11.29	1000	11.26
31-Jul-03	11.1	11.34	11.1	11.34	4300	11.31
30-Jul-03	11.24	11.24	11.24	11.24	400	11.21
29-Jul-03	11.3	11.3	11.16	11.25	600	11.22
28-Jul-03	11.06	11.24	11.05	11.24	600	11.21
25-Jul-03	11.02	11.02	10.99	11	22400	10.97
24-Jul-03	10.97	11.01	10.9	10.91	26700	10.88
23-Jul-03	10.89	11.1	10.89	11.05	7100	11.02
22-Jul-03	11.16	11.16	11.16	11.16	200	11.13
21-Jul-03	11.81	11.81	10.86	11.15	28800	11.12
18-Jul-03	11.66	11.82	11.64	11.7	5500	11.67
17-Jul-03	11.01	13.04	10.99	1165	75700	11.62
16-Jul-03	11.06	11.27	11	11	12800	10.97
15-Jul-03	11.29	11.29	11.02	11.03	22700	11
14-Jul-03	11.53	11.63	11.35	11.35	14900	11.32
11-Jul-03	10.65	11.39	10.65	11.26	5000	11.23

Date	Open	High	Low	Close	Volume	Adj. Close*
10-Jul-03	10.58	10.68	10.5	10.56	45400	10.53
9-Jul-03	10.5	10.5	10.5	10.5	0	10.47
8-Jul-03	10.5	10.5	10.5	10.5	900	10.47
7-Jul-03	10.5	10.64	10.5	10.6	3700	10.57
3-Jul-03	10.35	10.5	10.35	10.5	3300	10.47
2-Jul-03	10.35	10.36	10.35	10.36	900	10.33
1-Jul-03	10.35	10.35	10.35	10.35	0	10.32
30-Jun-03	10.32	10.35	10.26	10.35	1500	10.32
27-Jun-03	10.2	10.28	10.15	10.28	1700	10.25
26-Jun-03	10.24	10.25	10.1	10.24	3700	10.21
25-Jun-03	10.25	10.25	10.02	10.15	73800	10.12
24-Jun-03	10.21	10.35	10.21	10.21	5100	10.18
23-Jun-03	10.35	10.35	10.2	10.35	3700	10.32
20-Jun-03	10.15	10.42	10.15	10.42	1300	10.39
19-Jun-03	10.2	10.3	10.16	10.2	22800	10.17
18-Jun-03	10.2	10.2	10.2	10.2	0	10.17
17-Jun-03	10.06	10.2	10.06	10.2	7100	10.17
16-Jun-03	10.2	10.24	10.2	10.22	9600	10.19
13-Jun-03	10.1	10.1	10.1	10.1	0	10.07
12-Jun-03	10.16	10.16	10.1	10.1	200	10.07
11-Jun-03	10.09	10.17	10.09	10.17	7000	10.14
10-Jun-03	10.08	10.08	10.08	10.08	100	10.05
9-Jun-03	10.05	10.05	10.05	10.05	900	10.02
6-Jun-03	10.04	10.04	10.01	10.01	900	9.98
5-Jun-03	10.01	10.06	10	10.06	24500	10.03
4-Jun-03	10.02	10.02	10	10	1000	9.97
3-Jun-03	10.01	10.01	10.01	10.01	200	9.98
2-Jun-03	9.98	10.05	9.98	10	13100	9.97
30-May-03	9.75	10.03	9.75	10	4100	9.97
29-May-03	10.03	10.04	9.91	10.04	2600	9.99
28-May-03	9.98	10.05	9.98	10	7700	9.96
27-May-03	9.98	9.98	9.9	9.9	200	9.86
23-May-03	9.93	10.05	9.5	10.05	41100	10
22-May-03	10.18	10.18	10.18	10.18	0	10.13
21-May-03	10.18	10.18	10.18	10.18	0	10.13
20-May-03	10.18	10.18	10.18	10.18	200	10.13
19-May-03	9.9	10.25	9.9	10.25	7600	10.2
16-May-03	9.8	10	9.8	9.9	3100	9.86
15-May-03	9.88	9.88	9.8	9.8	800	9.76
14-May-03	9.77	9.85	9.77	9.85	700	9.81
13-May-03	9.95	9.95	9.77	9.77	4500	9.73
12-May-03	9.83	9.85	9.76	9.76	1700	9.72
9-May-03	9.84	9.85	9.84	9.85	200	9.81
8-May-03	9.6	9.73	9.6	9.73	600	9.69
7-May-03	9.91	9.91	9.6	9.6	1000	9.56
6-May-03	10.01	10.01	9.5	10	17600	9.96
5-May-03	10.42	10.42	10.27	10.27	500	10.22
2-May-03	10.4	10.4	10.4	10.4	200	10.35
1-May-03	10.4	10.4	10.4	10.4	100	10.35
30-Apr-03	10.2	10.4	10.2	10.4	300	10.35
29-Apr-03	10.42	10.42	9.99	10.11	6000	10.06
28-Apr-03	10.01	10.01	10	10	400	9.96

Date	Open	High	Low	Close	Volume	Adj. Close*
25-Apr-03	10.15	10.15	10.15	10.15	0	10.1
24-Apr-03	10.25	10.25	10.15	10.15	5700	10.1
23-Apr-03	10.38	10.38	10.25	10.25	400	10.2
22-Apr-03	10.25	10.25	10.16	10.2	400	10.15
21-Apr-03	10.25	10.25	10.25	10.25	600	10.2
17-Apr-03	10.14	10.14	10.14	10.14	0	10.09
16-Apr-03	10.14	10.14	10.14	10.14	0	10.09
15-Apr-03	10.14	10.14	10.14	10.14	1000	10.09
14-Apr-03	10.03	10.14	10	10.14	10200	10.09
11-Apr-03	10.02	10.02	10.02	10.02	20400	9.98
10-Apr-03	10.12	10.14	10.1	10.14	1600	10.09
9-Apr-03	10.09	10.09	10.09	10.09	400	10.04
8-Apr-03	10.09	10.09	10.09	10.09	0	10.04
7-Apr-03	10.15	10.15	10.09	10.09	2400	10.04
4-Apr-03	10.1	10.1	10.09	10.09	1800	10.04
3-Apr-03	10.41	10.41	10.1	10.11	3200	10.06
2-Apr-03	10	10.4	9.95	10.4	1400	10.35
1-Apr-03	10.36	10.36	10.36	10.36	100	10.31
31-Mar-03	9.95	9.95	9.95	9.95	0	9.91
28-Mar-03	9.95	9.95	9.95	9.95	0	9.91
27-Mar-03	9.95	9.95	9.95	9.95	0	9.91
26-Mar-03	9.95	9.95	9.95	9.95	0	9.91
25-Mar-03	10.25	10.31	9.95	9.95	600	9.91
24-Mar-03	9.95	10	9.95	10	1500	9.96
21-Mar-03	9.95	10	9.95	10	4000	9.96
20-Mar-03	9.95	10.25	9.9	9.95	1600	9.91
19-Mar-03	10.16	10.23	9.95	10.23	1100	10.18
18-Mar-03	10.15	10.15	10.15	10.15	0	10.1
17-Mar-03	10.15	10.15	10.15	10.15	0	10.1
14-Mar-03	10.1	10.19	10.1	10.15	800	10.1
13-Mar-03	10.19	10.19	9.95	10	4300	9.96
12-Mar-03	10.1	10.14	10	10	9900	9.96
11-Mar-03	10	10.19	10	10.14	1700	10.09
10-Mar-03	9.98	10	9.98	10	400	9.96
7-Mar-03	10.15	10.15	10	10.05	6000	10
6-Mar-03	10.2	10.21	10.15	10.21	4900	10.16
5-Mar-03	10.16	10.16	10.16	10.16	2000	10.11
4-Mar-03	10.15	10.16	10.15	10.16	3800	10.11
3-Mar-03	10.29	10.29	10.19	10.19	1900	10.14
28-Feb-03	10.25	10.25	10.25	10.25	1300	10.2
27-Feb-03	10.26	10.27	10.16	10.2	2000	10.15
26-Feb-03	10.13	10.13	10.1	10.1	3700	10.05
25-Feb-03	10.1	10.1	10.1	10.1	12000	10.05
24-Feb-03	10.12	10.12	10.1	10.1	2100	10.05
21-Feb-03	10.36	10.36	10.1	10.1	2100	10.05
20-Feb-03	10.25	10.28	10.1	10.1	1700	10.05
19-Feb-03	10.21	10.35	10.2	10.2	1400	10.15
18-Feb-03	10.16	10.38	10.16	10.31	2300	10.26
14-Feb-03	10.2	10.2	10.2	10.2	0	10.15
13-Feb-03	10.25	10.25	10.2	10.2	300	10.15
12-Feb-03	10.25	10.25	10.25	10.25	0	10.2
11-Feb-03	10.39	10.4	10.25	10.25	800	10.2

Date	Open	High	Low	Close	Volume	Adj. Close*
10-Feb-03	10.26	10.27	10.26	10.27	300	10.22
7-Feb-03	10.8	10.8	10.26	10.26	2100	10.21
6-Feb-03	11.51	11.51	10.85	10.85	3200	10.8
5-Feb-03	11.77	11.79	11.74	11.74	500	11.69
4-Feb-03	11.78	11.78	11.78	11.78	700	11.73
3-Feb-03	11.78	11.92	11.78	11.79	2000	11.74
31-Jan-03	11.77	12.15	11.77	11.87	2800	11.82
30-Jan-03	11.6	11.91	11.6	11.89	4200	11.84
29-Jan-03	11.69	11.7	11.69	11.7	200	11.65
28-Jan-03	11.65	11.65	11.6	11.65	1000	11.6
27-Jan-03	11.53	11.6	11.53	11.6	1200	11.55
24-Jan-03	11.43	11.55	11.43	11.55	300	11.5
23-Jan-03	11.79	11.79	11.79	11.79	0	11.74
22-Jan-03	11.6	11.79	11.6	11.79	600	11.74
21-Jan-03	11.55	11.74	11.55	11.74	600	11.69
17-Jan-03	11.6	11.6	11.6	11.6	0	11.55
16-Jan-03	11.55	11.6	11.43	11.6	1600	11.55
15-Jan-03	11.61	11.65	11.6	11.65	4200	11.6
14-Jan-03	11.5	11.77	11.46	11.77	4600	11.72
13-Jan-03	12.11	12.11	11.41	11.41	200	11.36
10-Jan-03	11.7	11.88	11.7	11.86	600	11.81
9-Jan-03	11.31	11.59	11.31	11.59	800	11.54
8-Jan-03	11.22	11.22	11.22	11.22	0	11.17
7-Jan-03	11.22	11.22	11.22	11.22	0	11.17
6-Jan-03	11.99	11.99	11.22	11.22	400	11.17
3-Jan-03	12	12	12	12	100	11.95
2-Jan-03	11.56	11.56	11.53	11.53	3800	11.48
31-Dec-02	11.3	11.8	11.3	11.39	900	11.34
30-Dec-02	11.05	11.15	11.05	11.05	11600	11
27-Dec-02	11.05	11.08	11.05	11.08	3900	11.03
26-Dec-02	11.04	11.05	11.04	11.05	1500	11
24-Dec-02	11	11	11	11	0	10.95
23-Dec-02	10.95	11	10.85	11	3300	10.95
20-Dec-02	11.01	11.01	10.8	10.8	6300	10.75
19-Dec-02	10.75	10.75	10.75	10.75	0	10.7
18-Dec-02	10.75	10.75	10.75	10.75	500	10.7
17-Dec-02	10.71	10.71	10.71	10.71	900	10.66
16-Dec-02	10.71	10.84	10.7	10.7	6800	10.65
13-Dec-02	10.71	10.71	10.71	10.71	600	10.66
12-Dec-02	10.66	10.66	10.66	10.66	100	10.61
11-Dec-02	10.61	10.64	10.54	10.6	3400	10.55
10-Dec-02	10.6	11.11	10.6	10.62	3300	10.57
9-Dec-02	10.84	10.98	10.6	10.6	19800	10.55
6-Dec-02	10.99	10.99	10.99	10.99	100	10.94
5-Dec-02	10.6	10.6	10.57	10.57	2100	10.52
4-Dec-02	11.2	11.2	10.5	10.56	68600	10.51
3-Dec-02	10.59	10.59	10.59	10.59	0	10.54
2-Dec-02	10.52	10.59	10.52	10.59	3000	10.54
29-Nov-02	10.52	10.59	10.52	10.52	3000	10.47
27-Nov-02	10.52	10.53	10.52	10.53	1900	10.48
26-Nov-02	10.56	10.56	10.52	10.52	5700	10.47
25-Nov-02	10.51	10.64	10.5	10.53	3000	10.48

Date	Open	High	Low	Close	Volume	Adj. Close*
22-Nov-02	10.75	11	10.74	10.87	2000	10.82
21-Nov-02	10.69	10.7	10.69	10.7	400	10.65
20-Nov-02	10.45	10.45	10.45	10.45	0	10.4
19-Nov-02	10.47	10.47	10.45	10.45	600	10.4
18-Nov-02	10.6	10.74	10.6	10.74	600	10.69
15-Nov-02	10.6	10.6	10.6	10.6	200	10.55
14-Nov-02	10.72	10.72	10.6	10.6	800	10.55
13-Nov-02	10.76	10.76	10.74	10.74	2300	10.69
12-Nov-02	10.75	10.75	10.75	10.75	0	10.7
11-Nov-02	10.75	10.75	10.75	10.75	900	10.7
8-Nov-02	10.95	10.95	10.95	10.95	300	10.9
7-Nov-02	11.14	11.14	10.96	10.96	400	10.91
6-Nov-02	10.95	10.95	10.95	10.95	0	10.9
5-Nov-02	10.95	10.95	10.58	10.95	0	10.9
4-Nov-02	10.58	10.95	10.58	10.95	2400	10.9
1-Nov-02	10.17	10.63	10.1	10.63	5800	10.58
31-Oct-02	10.01	10.01	10.01	10.01	1400	9.97
30-Oct-02	9.97	10.01	9.97	10.01	1500	9.97
29-Oct-02	9.97	9.97	9.97	9.97	200	9.93
28-Oct-02	9.65	10	9.65	9.9	27100	9.86
25-Oct-02	9.8	9.8	9.8	9.8	1000	9.76
24-Oct-02	9.7	9.7	9.65	9.65	35200	9.61
23-Oct-02	9.9	9.9	9.67	9.7	10000	9.66
22-Oct-02	9.9	9.9	9.9	9.9	2100	9.86
21-Oct-02	9.9	9.98	9.9	9.98	300	9.94
18-Oct-02	10	10	10	10	2000	9.96
17-Oct-02	9.95	10	9.94	9.99	7700	9.95
16-Oct-02	10	10	9.99	10	2000	9.96
15-Oct-02	9.98	10	9.96	9.96	1200	9.92
14-Oct-02	10	10	10	10	0	9.96
11-Oct-02	10.26	10.26	10	10	6200	9.96
10-Oct-02	10.26	10.5	10.26	10.5	1600	10.45
9-Oct-02	10.31	10.31	10.27	10.27	800	10.22
8-Oct-02	10.3	10.5	10.3	10.5	1400	10.45
7-Oct-02	10.5	10.5	10.5	10.5	2000	10.45
4-Oct-02	10.47	10.55	10.47	10.5	2700	10.45
3-Oct-02	10.95	10.95	10.95	10.95	0	10.9
2-Oct-02	10.89	10.95	10.89	10.95	900	10.9
1-Oct-02	10.38	10.74	10.38	10.74	1900	10.69
30-Sep-02	10.59	10.59	10.59	10.59	300	10.54
27-Sep-02	10.71	10.71	10.25	10.26	6400	10.21
26-Sep-02	10.7	10.96	10.7	10.7	2400	10.65
25-Sep-02	10.9	10.9	10.7	10.7	1800	10.65
24-Sep-02	10.9	11.01	10.83	11.01	800	10.96
23-Sep-02	11.03	11.03	11.03	11.03	500	10.98
20-Sep-02	10.75	10.91	10.75	10.9	3100	10.85
19-Sep-02	10.95	11.15	10.75	11.15	2100	11.1
18-Sep-02	10.75	10.75	10.75	10.75	0	10.7
17-Sep-02	10.76	10.76	10.75	10.75	1700	10.7
16-Sep-02	10.55	10.55	10.55	10.55	0	10.5
13-Sep-02	11.01	11.01	10.55	10.55	2300	10.5
12-Sep-02	11	11	11	11	200	10.95

Date	Open	High	Low	Close	Volume	Adj. Close*
11-Sep-02	11.04	11.15	11.04	11.15	4100	11.1
10-Sep-02	11.03	11.03	11.03	11.03	0	10.98
9-Sep-02	11.04	11.04	10.76	11.03	500	10.98
6-Sep-02	10.85	10.85	10.85	10.85	5800	10.8
5-Sep-02	10.8	10.85	10.8	10.85	8100	10.8
4-Sep-02	10.77	10.77	10.77	10.77	700	10.72
3-Sep-02	10.77	10.77	10.77	10.77	0	10.72
30-Aug-02	10.99	10.99	10.77	10.77	3800	10.72
29-Aug-02	10.99	11	10.99	10.99	600	10.94
28-Aug-02	11	11	11	11	100	10.95
27-Aug-02	11	11	10.57	10.58	3700	10.53
26-Aug-02	11.47	11.47	10.95	10.95	1200	10.9
23-Aug-02	11.47	11.47	11.47	11.47	200	11.42
22-Aug-02	11.23	11.25	10.55	10.55	1500	10.5
21-Aug-02	10.99	11.3	10.7	10.7	1500	10.65
20-Aug-02	10.06	10.08	10.06	10.08	500	10.03
19-Aug-02	10.06	10.06	10.06	10.06	0	10.01
16-Aug-02	10.06	10.06	10.06	10.06	200	10.01
15-Aug-02	10	10	10	10	0	9.96
14-Aug-02	9.96	10	9.96	10	5800	9.96
13-Aug-02	10.01	10.06	9.9	9.9	4800	9.86
12-Aug-02	11.05	11.05	10.25	10.25	9700	10.2
9-Aug-02	10.7	10.8	10.7	10.8	5100	10.75
8-Aug-02	10.89	11.04	10.66	11.04	3300	10.99
7-Aug-02	11.04	11.04	11.04	11.04	0	10.99
6-Aug-02	10.59	11.04	10.59	11.04	800	10.99
5-Aug-02	10.84	10.84	10.83	10.83	4400	10.78
2-Aug-02	11.24	11.24	10.83	10.83	1100	10.78
1-Aug-02	11.25	11.25	11.25	11.25	2000	11.2
31-Jul-02	11	11.5	11	11.5	7500	11.45
30-Jul-02	10.98	11.48	10.95	11.48	6700	11.43
29-Jul-02	11	11	10.75	10.75	1500	10.7
26-Jul-02	10.76	11.1	10.75	11.09	3100	11.04
25-Jul-02	10.75	10.85	10.75	10.85	2200	10.8
24-Jul-02	11.4	11.5	10.92	10.92	27900	10.87
23-Jul-02	11.41	11.9	11.08	11.08	10100	11.03
22-Jul-02	11.8	12.05	11.55	11.55	11400	11.5
19-Jul-02	12.05	12.05	12	12	300	11.95
18-Jul-02	12.01	12.01	12.01	12.01	0	11.96
17-Jul-02	12.25	12.25	12.01	12.01	2100	11.96
16-Jul-02	12.25	12.25	12.25	12.25	300	12.2
15-Jul-02	12.05	12.25	12.05	12.05	1600	12
12-Jul-02	12.29	12.29	12.29	12.29	100	12.23
11-Jul-02	12.25	12.25	12.25	12.25	100	12.2
10-Jul-02	12.44	12.44	12.06	12.22	2100	12.17
9-Jul-02	12.25	12.25	12.25	12.25	0	12.2
8-Jul-02	12.25	12.25	12.25	12.25	16900	12.2
5-Jul-02	12.01	12.45	12.01	12.45	1700	12.39
3-Jul-02	12.4	12.4	12.4	12.4	300	12.34
2-Jul-02	12.11	12.4	12.11	12.4	6900	12.34
1-Jul-02	12.2	12.4	12.17	12.35	11200	12.29
28-Jun-02	12.14	12.2	12.1	12.2	7700	12.15

Date	Open	High	Low	Close	Volume	Adj.Close*
27-Jun-02	12	12	12	12	7200	11.95
26-Jun-02	12.05	12.05	11.9	11.9	500	11.85
25-Jun-02	12	12.1	12	12.05	31500	12
24-Jun-02	12	12	12	12	22000	11.95
21-Jun-02	12	12.05	11.95	12.05	41300	12
20-Jun-02	12.25	12.25	12.25	12.25	100	12.2
19-Jun-02	11.95	12.25	11.95	12.25	800	12.2
18-Jun-02	11.9	11.95	11.9	11.95	6800	11.9
17-Jun-02	11.91	12.05	11.91	11.98	5800	11.93
14-Jun-02	11.9	12	11.9	11.9	3300	11.85
13-Jun-02	12.15	12.15	11.95	11.95	24000	11.9
12-Jun-02	12.25	12.25	12.25	12.25	100	12.2
11-Jun-02	12.25	12.25	12.15	12.15	4200	12.1
10-Jun-02	12.45	12.45	12.3	12.3	1000	12.24
7-Jun-02	13.05	13.05	12.5	12.5	3500	12.44
6-Jun-02	12.9	12.9	12.59	12.59	3800	12.53
5-Jun-02	12.9	12.9	12.9	12.9	0	12.84
4-Jun-02	13.3	13.3	12.9	12.9	1400	12.84
3-Jun-02	13.3	13.35	13.01	13.01	15800	12.95
31-May-02	12.99	13	12.75	12.75	2400	12.69
30-May-02	13	13	12.5	12.5	4900	12.44
29-May-02	12.85	12.85	12.85	12.85	400	12.79
28-May-02	13.24	13.4	12.95	13.35	8300	13.29
24-May-02	13	13.12	12.9	13.12	4500	13.06
23-May-02	12.75	13	12.75	13	2000	12.94
22-May-02	14.08	14.1	13.55	13.55	7900	12.24
21-May-02	14	14.1	13.96	13.96	2200	12.61
20-May-02	14	14	14	14	900	12.65
17-May-02	13.85	14.04	13.85	14.04	500	12.69
16-May-02	14.02	14.09	14	14	3800	12.65
15-May-02	14.02	14.05	14.02	14.02	8500	12.67
14-May-02	14.2	14.2	13.25	13.25	4500	11.97
13-May-02	14.71	15	13.94	14.17	4300	12.8
10-May-02	15.09	15.1	14.86	14.86	4400	13.43
9-May-02	14.8	15.45	14.8	15	15400	13.55
8-May-02	14.7	14.8	14.7	14.8	16000	13.37
7-May-02	13.35	14.9	13.25	14.66	47200	13.25
6-May-02	13.04	13.3	13.04	13.25	1500	11.97
3-May-02	13.3	13.3	13.3	13.3	300	12.02
2-May-02	13.35	13.6	13.03	13.03	8300	11.77
1-May-02	13.12	13.17	13	13.17	1700	11.9
30-Apr-02	13.35	13.35	13.35	13.35	1800	12.06
29-Apr-02	13.1	13.25	13.1	13.25	700	11.97
26-Apr-02	13.5	13.5	13	13.47	2200	12.17
25-Apr-02	13.36	13.36	12.75	12.75	3100	11.52
24-Apr-02	13.53	13.53	13.31	13.31	600	12.03
23-Apr-02	13.51	13.59	13.51	13.51	500	12.21
22-Apr-02	13.35	13.35	13.35	13.35	500	12.06
19-Apr-02	13.5	14	13.35	13.35	600	12.06
18-Apr-02	13.79	13.85	13.75	13.85	2400	12.51
17-Apr-02	13.5	13.62	13.5	13.62	900	12.31
16-Apr-02	13.01	13.8	13.01	13.55	2000	12.24

Date	Open	High	Low	Close	Volume	Adj.Close*
15-Apr-02	13	13	13	13	0	11.75
12-Apr-02	13.75	13.75	13	13	11200	11.75
11-Apr-02	13.55	13.72	13.5	13.72	4600	12.4
10-Apr-02	13.42	13.5	13.25	13.5	3700	12.2
8-Apr-02	12.75	12.75	12.75	12.75	0	11.52

EDELBROCK CORPORATION
Comparable Company Analysis (1)
($ in thousands, except per share data)

			Comparable Companies (1)
	Edelbrock Corp.
	Latest							Inner
	12 Months					Inner	Median	Quartile
	For Period			Inner	Median	Quartile	Predicted	Predicted
	Ending	Ratio	Median	Quartile	Predicted	Predicted	Per Share	Per Share
	3/25/04	Analysis	Ratio	Ratio	TEV	TEV	Value	Values
Revenue	$120,628	TEV / Revenue	0.6x	0.5x – 0.9x	$72,377	$60,314 - $108,565	$13.12	$10.94 - $19.69
EBITDA	$10,404	TEV / EBITDA	8.2x	5.7x – 11.1x	$85,313	$59,302 - $115,484	$15.47	$10.75 - $20.94
EBIT	$4,500	TEV / EBIT	13.8x	10.0x – 18.2x	$62,100	$45,000 - $81,900	$11.26	$ 8.16 - $14.85
EPS	$0.61	Price / Earnings	21.2x	12.2x – 22.9x			$12.93	$ 7.44 - $13.97
Net Book Value Per Share	$16.36	Price / Book Value	2.0x	1.0x – 4.7x			$32.72	$16.36 - $76.89

Notes:

(1) Comparable companies consist of the related automotive aftermarket, auto parts, and auto components companies that are publicly traded (30 in total).

KERLIN CAPITAL GROUP
Edelbrock > Comparable Company Analysis
Trading Multiples
Comparable companies consist of the related automotive aftermarket, auto parts, and auto components companies that are publicly traded (30 in total).

						P/Diluted
	Market		TEV/LTM	TEV/LTM	TEV/LTM	EPS Before		TEV/ NTM	P/NTM
Company Name	Cap	TEV	Total Rev	EBITDA	EBIT	Extra	P/TangBV	Total Rev	EPS
Aftermarket Technology Corp.	306.8	427.9	1.2x	8.8x	11.5x	24.2x	63.4x	NM	10.5x
Amerigon Inc.	61.9	67.8	2.1x	298.5x	NM	NM	NM	1.5x	64.9x
ArvinMeritor Inc.	1,398.6	2,877.6	0.3x	5.5x	9.6x	9.6x	155.2x	0.3x	7.6x
Clarion Technologies Inc.	24.8	117.2	1.1x	11.8x	22.0x	NM	NM	NM	NM
Cummins Inc.	2,653.2	4,152.2	0.6x	10.1x	22.7x	21.7x	4.7x	0.5x	11.5x
Dana Corp.	3,077.4	5,579.4	0.7x	8.4x	19.7x	16.3x	1.5x	0.6x	11.0x
Delphi Corp.	6,051.7	7,761.7	0.3x	4.6x	14.5x	NM	NM	0.3x	11.6x
Eaton Corp.	9,299.6	10,682.6	1.3x	9.8x	15.3x	21.2x	22.4x	1.1x	14.9x
Enova Systems Inc.	62.4	69.7	17.1x	NM	NM	NM	NM	NM	NM
Featherlite Inc.	46.6	88.1	0.5x	9.4x	12.8x	18.7x	2.2x	NM	NM
Federal Screw Works	51.9	61.4	0.7x	6.0x	17.0x	21.5x	1.0x	NM	NM
Federal-Mogul Corp.	23.5	4,149.8	0.7x	8.0x	20.4x	NM	NM	NM	NM
Hastings Manufacturing Co.	1.9	22.1	0.6x	17.6x	NM	NM	NM	NM	NM
Hayes Lemmerz International Inc.	551.0	1,169.1	0.5x	4.6x	13.1x	NM	10.9x	0.6x	17.2x
Keystone Automotive Industries Inc.	425.6	432.4	0.9x	12.8x	15.8x	23.8x	2.7x	NM	18.4x
LKQ Corp.	368.7	399.4	1.1x	11.6x	13.8x	21.9x	3.8x	0.9x	18.3x
Motorcar Parts of America Inc.	64.2	59.5	0.4x	5.7x	7.3x	8.7x	1.6x	NM	NM
Puradyn Filter Technologies Inc.	33.2	35.5	20.1x	NM	NM	NM	NM	NM	NM
R&B Inc.	169.8	193.9	0.9x	6.4x	7.6x	12.2x	2.1x	NM	11.3x
Rockford Corp.	39.6	68.1	0.4x	NM	NM	NM	0.8x	0.3x	NM
Safety Components International Inc.	68.9	81.8	0.3x	2.9x	4.7x	6.0x	1.0x	NM	NM
Shiloh Industries Inc.	231.0	380.9	0.6x	5.9x	11.2x	17.6x	2.0x	NM	NM
Standard Motor Products Inc.	297.4	524.1	0.7x	11.4x	18.6x	929.0x	1.9x	0.6x	15.2x
Starcraft Corp.	114.2	142.1	0.8x	7.0x	7.9x	NM	12.4x	NM	NM
Tenneco Automotive Inc.	550.9	1,848.9	0.5x	5.3x	10.3x	22.9x	NM	0.4x	13.8x
Tower Automotive Inc.	215.9	1,540.2	0.5x	6.5x	17.9x	NM	NM	0.4x	8.9x
TransPro Inc.	40.5	84.2	0.4x	9.1x	24.8x	NM	0.9x	NM	NM
Universal Automotive Industries Inc.	10.8	40.0	0.6x	NM	NM	2.1x	0.9x	NM	NM
Visteon Corp.	1,478.1	2,511.1	0.1x	17.9x	NM	NM	0.8x	0.1x	12.2x
Wescast Industries Inc.	311.2	322.7	0.9x	4.2x	7.6x	88.0x	0.9x	1.0x	10.2x

High			20.1x	298.5x	24.8x	929.0x	155.2x	1.5x	64.9x
Low			0.1x	2.9x	4.7x	2.1x	0.8x	0.1x	7.6x
Mean			1.9x	19.6x	14.2x	74.4x	14.0x	0.6x	16.1x

Median			0.6x	8.2x	13.8x	21.2x	2.0x	0.5x	11.9x

1st Quartile			0.5x	5.7x	10.0x	12.2x	1.0x	0.4x	10.9x

3rd Quartile			0.9x	11.1x	18.2x	22.9x	4.7x	0.8x	15.7x

Edelbrock Corp.	81.2	75.5	0.6x	7.2x	16.7x	24.1x	0.9x	NM	NM

KERLIN CAPITAL GROUP
Edelbrock > Comparable Company Analysis
($ in millions, except per share data)
Comparable companies consist of the related automotive aftermarket, auto parts, and auto components companies that are publicly traded (30 in total).

	Stock	Shares	Market		Preferred	Minority		TangBV/
Company Name	Price	Outstanding	Cap	Net Debt	Stock	Interest	TEV	Share
Aftermarket Technology Corp. (ATAC)	$14.73	20.8	306.8	121.1	—	—	427.9	0.23
Amerigon Inc. (ARGN)	$4.87	12.7	61.9	(2.5)	8.3	0.0	67.8	(0.28)
ArvinMeritor Inc. (ARM)	$20.16	69.4	1,398.6	1,411.0	—	68.0	2,877.6	0.13
Clarion Technologies Inc. (CLAR)	$0.55	45.2	24.8	37.5	54.8	—	117.2	(1.82)
Cummins Inc. (CMI)	$61.56	43.1	2,653.2	1,312.0	—	187.0	4,152.2	13.04
Dana Corp. (DCN)	$20.65	149.0	3,077.4	2,403.0	—	99.0	5,579.4	14.09
Delphi Corp. (DPH)	$10.80	560.3	6,051.7	1,710.0	—	—	7,761.7	(0.69)
Eaton Corp. (ETN)	$61.75	150.6	9,299.6	1,383.0	—	—	10,682.6	2.76
Enova Systems Inc. (ENVA)	$0.17	378.3	62.4	3.0	4.2	—	69.7	(0.01)
Featherlite Inc. (FTHR)	$6.48	7.2	46.6	41.5	—	—	88.1	2.99
Federal Screw Works (FSCR)	$36.50	1.4	51.9	9.5	—	—	61.4	36.78
Federal-Mogul Corp. (FDML.Q)	$0.27	87.1	23.5	4,042.4	28.0	55.9	4,149.8	(37.79)
Hastings Manufacturing Co. (HGMG)	$2.45	0.8	1.9	20.2	—	—	22.1	(6.81)
Hayes Lemmerz International Inc. (HAYZ)	$14.60	37.7	551.0	578.6	—	39.5	1,169.1	1.34
Keystone Automotive Industries Inc. (KEYS)	$27.55	15.4	425.6	6.8	—	—	432.4	10.40
LKQ Corp. (LKQX)	$18.58	19.8	368.7	30.8	—	—	399.4	4.93
Motorcar Parts of America Inc. (MPAA)	$7.95	8.1	64.2	(4.8)	—	—	59.5	5.08
Puradyn Filter Technologies Inc. (PFT)	$1.90	17.5	33.2	2.3	—	—	35.5	(0.03)
R&B Inc. (RBIN)	$19.25	8.8	169.8	24.1	—	—	193.9	9.05
Rockford Corp. (ROFO)	$4.39	9.0	39.6	28.1	—	0.3	68.1	5.58
Safety Components International Inc. (SAFY)	$13.20	5.2	68.9	12.9	—	—	81.8	12.78
Shiloh Industries Inc. (SHLO)	$14.80	15.6	231.0	145.9	4.0	—	380.9	7.51
Standard Motor Products Inc. (SMP)	$15.05	19.8	297.4	226.7	—	—	524.1	7.92
Starcraft Corp. (STCR)	$12.90	8.9	114.2	27.9	—	—	142.1	1.04
Tenneco Automotive Inc. (TEN)	$13.15	41.9	550.9	1,277.0	—	21.0	1,848.9	(3.96)
Tower Automotive Inc. (TWR)	$3.72	58.0	215.9	1,324.4	—	—	1,540.2	(1.29)
TransPro Inc. (TPR)	$5.70	7.1	40.5	43.7	—	—	84.2	6.08
Universal Automotive Industries Inc. (UVSL)	$0.97	11.1	10.8	29.3	0.0	—	40.0	1.05
Visteon Corp. (VC)	$11.42	129.4	1,478.1	1,033.0	—	—	2,511.1	14.33
Wescast Industries Inc. (WCST)	$23.76	13.1	311.2	11.5	—	—	322.7	25.93
Edelbrock Corp. (EDEL)	$14.81	5.5	81.2	(5.7)	—	—	75.5	16.02

KERLIN CAPITAL GROUP
Edelbrock > Comparable Company Analysis
($ in millions, except per share data)
Comparable companies consist of the related automotive aftermarket, auto parts, and auto components companies that are publicly traded (30 in total).

						NTM	NTM
		LTM	LTM	LTM	LTM	Revenue	EPS
Company Name	LTM as of	Revenue	EBITDA	EBIT	EPS	Est.	Est.
Aftermarket Technology Corp. (ATAC)	3/31/2004	363.0	48.9	37.1	$0.61	NA	$1.40
Amerigon Inc. (ARGN)	3/31/2004	32.8	0.2	(0.4)	$(0.01)	45.9	$0.08
ArvinMeritor Inc. (ARM)	3/31/2004	8,520.0	522.0	299.0	$2.11	9,279.0	$2.66
Clarion Technologies Inc. (CLAR)	3/31/2004	105.1	9.9	5.3	$(0.17)	NA	NA
Cummins Inc. (CMI)	3/31/2004	6,680.0	411.0	183.0	$2.84	7,696.0	$5.36
Dana Corp. (DCN)	3/31/2004	8,352.0	667.0	283.0	$1.27	9,188.4	$1.88
Delphi Corp. (DPH)	3/31/2004	28,325.0	1,672.0	536.0	$(0.23)	29,330.4	$0.93
Eaton Corp. (ETN)	3/31/2004	8,374.0	1,093.0	697.0	$2.91	9,870.6	$4.15
Enova Systems Inc. (ENVA)	3/31/2004	4.1	(1.8)	(2.1)	$(0.01)	NA	NA
Featherlite Inc. (FTHR)	3/31/2004	194.7	9.4	6.9	$0.35	NA	NA
Federal Screw Works (FSCR)	3/31/2004	90.7	10.2	3.6	$1.70	NA	NA
Federal-Mogul Corp. (FDML.Q)	3/31/2004	5,731.8	521.7	203.7	$(1.94)	NA	NA
Hastings Manufacturing Co. (HGMG)	9/30/2003	39.3	1.3	(0.2)	$(0.59)	NA	NA
Hayes Lemmerz International Inc. (HAYZ)	4/30/2004	2,135.2	254.8	89.3	$(0.68)	2,100.3	$0.85
Keystone Automotive Industries Inc. (KEYS)	3/31/2004	501.1	33.9	27.3	$1.16	NA	$1.50
LKQ Corp. (LKQX)	3/31/2004	348.8	34.5	28.9	$0.85	439.0	$1.02
Motorcar Parts of America Inc. (MPAA)	12/31/2003	153.7	10.5	8.2	$0.92	NA	NA
Puradyn Filter Technologies Inc. (PFT)	3/31/2004	1.8	(3.5)	(3.7)	$(0.27)	NA	NA
R&B Inc. (RBIN)	3/31/2004	227.8	30.2	25.7	$1.58	NA	$1.70
Rockford Corp. (ROFO)	3/31/2004	172.3	(6.2)	(11.4)	$(1.14)	197.5	$(0.78)
Safety Components International Inc. (SAFY)	3/31/2004	250.6	28.4	17.4	$2.18	NA	NA
Shiloh Industries Inc. (SHLO)	4/30/2004	608.1	64.8	33.9	$0.84	NA	NA
Standard Motor Products Inc. (SMP)	3/31/2004	747.8	45.8	28.2	$0.02	815.5	$0.99
Starcraft Corp. (STCR)	3/31/2004	188.0	20.4	18.0	$(6.39)	NA	NA
Tenneco Automotive Inc. (TEN)	3/31/2004	3,879.0	348.0	179.0	$0.57	4,152.3	$0.95
Tower Automotive Inc. (TWR)	3/31/2004	2,864.4	236.7	86.2	$(2.17)	3,455.1	$0.42
TransPro Inc. (TPR)	3/31/2004	237.2	9.3	3.4	$(0.10)	NA	NA
Universal Automotive Industries Inc. (UVSL)	3/31/2004	67.6	(1.5)	(3.0)	$0.46	NA	NA
Visteon Corp. (VC)	3/31/2004	17,928.0	140.0	(537.0)	$(9.24)	19,035.3	$0.93
Wescast Industries Inc. (WCST)	3/31/2004	358.9	76.1	42.5	$0.27	338.4	$2.32
Edelbrock Corp. (EDEL)	3/31/2004	120.6	10.4	4.5	$0.61	NA	NA

KERLIN CAPITAL GROUP
Edelbrock > Comparable Company Analysis
Operating Statistics
Comparable companies consist of the related automotive aftermarket, auto parts, and auto components companies that are publicly traded (30 in total).

					1 Yr			1 Yr	Total	Total
	LTM	LTM	LTM	LTM Net	Total	1 Yr	1 Yr	Net	Debt/	Debt/	Est. LT
	Gross	EBITDA	EBIT	Income	Rev	EBITDA	EBIT	Income	Total	LTM	Growth
Company Name	Margin	Margin	Margin	Margin	Growth	Growth	Growth	Growth	Capital	EBITDA	Rate	Beta
Aftermarket Technology Corp.	25.40	13.50	10.20	4.00	(11.40)	(46.87)	(54.03)	(69.47)	40.86	2.5x	NA	0.57
Amerigon Inc.	21.50	0.70	(1.10)	(0.60)	72.48	NA	—	—	—	0.0x	15.00	1.63
ArvinMeritor Inc.	8.90	6.10	3.50	1.60	16.22	(6.28)	(15.06)	(11.95)	57.76	2.9x	9.00	1.18
Clarion Technologies Inc.	11.90	9.40	5.10	0.90	24.87	5.51	46.50	—	108.18	3.8x	NA	(0.60)
Cummins Inc.	18.70	6.20	2.70	1.70	13.09	29.65	90.63	52.00	56.04	3.7x	8.67	1.38
Dana Corp.	9.60	8.00	3.40	2.90	14.40	(10.71)	(1.39)	177.27	57.28	4.4x	11.38	1.67
Delphi Corp.	11.20	5.90	1.90	(0.50)	1.45	(15.64)	(45.58)	—	68.71	2.0x	6.63	0.90
Eaton Corp.	27.50	13.10	8.30	5.30	12.99	8.00	10.11	40.00	39.20	1.8x	10.86	0.60
Enova Systems Inc.	26.80	(43.70)	(52.30)	(63.80)	(15.95)	—	—	—	129.38	-2.0x	NA	0.61
Featherlite Inc.	14.20	4.80	3.50	1.30	11.73	69.58	109.31	184.97	66.20	4.5x	NA	0.81
Federal Screw Works	10.40	11.30	4.00	2.70	(7.62)	(17.30)	(38.71)	(36.92)	15.20	0.9x	NA	(0.09)
Federal-Mogul Corp.	19.40	9.10	3.60	(3.10)	10.11	11.19	9.69	—	141.82	8.7x	NA	NA
Hastings Manufacturing Co.	25.50	3.20	(0.40)	(1.10)	9.55	(60.91)	—	—	85.94	16.5x	NA	(0.65)
Hayes Lemmerz International Inc.	11.30	11.90	4.20	47.60	5.17	12.54	(4.08)	—	47.58	2.6x	6.00	NA
Keystone Automotive Industries Inc.	43.70	6.80	5.50	3.50	14.11	19.07	18.91	20.17	5.51	0.3x	12.00	0.24
LKQ Corp.	46.80	9.90	8.30	4.70	NA	NA	NA	NA	15.74	1.0x	14.50	NA
Motorcar Parts of America Inc.	13.10	6.80	5.30	4.90	(12.02)	(19.51)	(22.79)	(43.44)	10.67	0.5x	NA	(0.83)
Puradyn Filter Technologies Inc.	(121.80)	(195.20)	(210.60)	(241.20)	(22.65)	—	—	—	118.57	-0.9x	NA	2.83
R&B Inc.	37.00	13.30	11.30	6.30	6.10	12.38	18.26	15.78	28.71	1.5x	NA	0.65
Rockford Corp.	28.80	(3.60)	(6.60)	(5.90)	4.02	—	—	—	32.75	-4.5x	NA	0.33
Safety Components International Inc.	19.20	11.30	6.90	3.70	NA	NA	NA	NA	21.34	0.6x	NA	(1.15)
Shiloh Industries Inc.	11.30	10.70	5.60	2.20	(1.58)	59.51	200.45	—	54.94	2.3x	10.00	1.53
Standard Motor Products Inc.	25.60	6.10	3.80	(0.20)	23.03	(11.16)	(20.22)	—	52.10	5.3x	11.95	0.58
Starcraft Corp.	20.30	10.80	9.60	(20.80)	27.33	25.90	19.29	—	21.91	1.4x	NA	0.13
Tenneco Automotive Inc.	20.60	9.00	4.60	0.60	8.63	12.26	11.18	(29.41)	95.07	4.1x	10.00	1.72
Tower Automotive Inc.	8.40	8.30	3.00	(4.30)	1.61	(21.47)	(45.47)	—	76.94	5.9x	19.00	1.45
TransPro Inc.	17.30	3.90	1.40	(0.30)	2.11	0.88	(0.93)	—	50.54	4.8x	NA	0.61
Universal Automotive Industries Inc.	12.40	(2.20)	(4.50)	6.60	0.25	—	—	—	71.85	-20.6x	NA	2.24
Visteon Corp.	2.60	0.80	(3.00)	(6.50)	(3.77)	(80.90)	—	—	54.57	15.9x	4.75	1.31
Wescast Industries Inc.	21.60	21.20	11.80	1.00	NA	NA	NA	NA	8.32	0.4x	NA	(0.32)

High	46.80	21.20	11.80	47.60	72.48	69.58	200.45	184.97	141.82	16.5x	19.0	2.83
Low	(121.80)	(195.20)	(210.60)	(241.20)	(22.65)	(80.90)	(54.03)	(69.47)	—	-20.6x	4.8	(1.15)
Mean	14.97	(0.75)	(5.03)	(8.23)	7.57	(0.93)	10.59	11.07	54.46	2.3x	10.7	0.72
Median	18.95	7.40	3.70	1.15	6.10	—	—	—	53.33	2.2x	10.4	0.61
Edelbrock Corp.	35.60	8.60	3.70	2.80	(1.02)	(19.91)	(36.51)	(25.29)	0.24	0.0x	NA	0.20

EDELBROCK CORPORATION
Going Private Premium Analysis

1-Day Premium

Comparable Transactions (1)
Implied Price Based on Premium
Edelbrock
Stock
	Inner			Price	Offer		Offer
Median	Quartile		Inner	As of	Price	Offer	Price	Offer
Premium	Premium	Median	Quartile	8-Apr-04	12-Apr-04	Premium	21-Jun-04	Premium
30.4%	9.5% - 55.1%	$17.63	$14.80 - $20.97	$13.52	$14.80	9.5%	$16.75	23.9%

5-Day Premium

Implied Price Based on Premium
Stock
	Inner			Price	Offer		Offer
Median	Quartile		Inner	As of	Price	Offer	Price	Offer
Premium	Premium	Median	Quartile	5-Apr-04	12-Apr-04	Premium	21-Jun-04	Premium
31.2%	6.8% - 54.8%	$17.61	$14.33 - $20.77	$13.42	$14.80	10.3%	$16.75	24.8%

30-Day Premium

Implied Price Based on Premium
Stock
	Inner			Price	Offer		Offer
Median	Quartile		Inner	As of	Price	Offer	Price	Offer
Premium	Premium	Median	Quartile	12-Mar-04	12-Apr-04	Premium	21-Jun-04	Premium
33.3%	19.8% - 65.7%	$17.86	$16.05 - $22.20	$13.40	$14.80	10.4%	$16.75	25.0%

Notes:

(1) Comparable going private transactions consist of 25 going private transactions between $40 million and $200 million announced over the past 24 months.

KERLIN CAPITAL GROUP
38 Going Private Transactions
Size: $40MM — $200MM
Time Period: 3 years
Source: Mergerstat

	Days Prior to Announcement Date
Announcement Date	1-Day Premium	5-Day Premium	30-Day Premium
03/17/04	22.0%	22.2%	105.7%
03/01/04	3.0%	3.7%	1.6%
02/20/04	6.2%	6.8%	14.4%
01/22/04	9.5%	16.5%	33.3%
11/28/03	-11.7%	-7.8%	-9.1%
09/30/03	48.9%	54.8%	70.0%
09/22/03	0.7%	-1.1%	-5.7%
09/11/03	23.5%	28.1%	28.3%
07/14/03	12.8%	12.1%	0.6%
07/29/03	10.7%	5.8%	28.9%
05/30/03	6.0%	1.3%	22.0%
05/13/03	61.6%	62.3%	111.7%
05/12/03	58.8%	56.9%	59.6%
04/30/03	55.1%	53.9%	65.7%
04/22/03	39.8%	41.0%	49.0%
04/07/03	26.6%	22.5%	32.2%
04/02/03	92.3%	89.8%	60.1%
03/13/03	67.3%	75.9%	98.7%
11/12/02	32.3%	31.2%	46.2%
11/04/02	146.2%	193.9%	142.6%
07/19/02	100.0%	77.4%	54.9%
07/08/02	35.5%	33.8%	19.8%
07/11/02	43.4%	48.2%	78.5%
05/30/02	30.4%	37.8%	30.3%
05/23/02	7.1%	1.9%	1.9%
03/27/02	47.2%	60.4%	130.4%
02/20/02	50.1%	50.9%	56.1%
02/13/02	18.4%	28.6%	61.8%
01/28/02	68.3%	85.9%	78.5%
11/09/01	120.8%	171.8%	562.5%
10/05/01	60.0%	85.0%	66.7%
10/01/01	34.0%	33.6%	19.1%
08/09/01	39.9%	31.9%	21.2%
05/17/01	86.1%	86.1%	79.6%
05/14/01	63.4%	45.0%	143.6%
05/07/01	44.9%	50.0%	60.0%
04/27/01	47.1%	46.8%	40.3%
04/16/01	16.4%	12.6%	-1.1%

KERLIN CAPITAL GROUP
38 Going Private Transactions
Size: $40MM — $200MM
Time Period: 3 years
Source: Mergerstat

Maximum	146.2%	193.9%	562.5%
Minimum	-11.7%	-7.8%	-9.1%
Median	39.9%	39.4%	52.0%
Average	42.8%	46.3%	64.7%
1st Quartile	16.9%	17.9%	21.4%
3rd Quartile	59.7%	59.5%	76.4%

24 Months Prior to April 12, 2004	(25 samples)
Maximum	146.2%	193.9%	142.6%
Minimum	-11.7%	-7.8%	-9.1%
Median	30.4%	31.2%	33.3%
Average	37.1%	38.8%	45.6%
1st Quartile	9.5%	6.8%	19.8%
3rd Quartile	55.1%	54.8%	65.7%

Edelbrock Corp.
Five Year Discounted Cash Flow Analysis

Terminal EBITDA Multiple Approach

	Projected Fiscal Year Ending June 30,
(Dollars in thousands, except per share data)	2004	2005	2006	2007	2008	2009
Net Income	$4,321.0	$4,072.2	$4,234.0	$4,410.7	$4,631.3	$4,862.8
Net Interest Expense / (Income)	(28.0)	0.0	0.0	0.0	0.0	0.0
Equity (Earnings) / Loss in Uncons. Subs.	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Debt Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Preferred Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Marginal Tax Rate	37.0%	37.0%	37.0%	37.0%	37.0%	37.0%
Financing Tax Shield	10.4	0.0	0.0	0.0	0.0	0.0
Minority Interest in Net Income	0.0	0.0	0.0	0.0	0.0	0.0

Earnings Before Interest	$4,303.3	$4,072.2	$4,234.0	$4,410.7	$4,631.3	$4,862.8
Depreciation & Amortization	5,916.0	6,448.0	6,250.0	6,050.0	6,300.0	6,300.0
Change in Net Working Capital	(4,735.5)	(3,903.5)	553.0	(3,252.0)	161.0	(150.0)
Capital Expenditures	(4,716.0)	(5,600.0)	(6,000.0)	(6,000.0)	(6,000.0)	(6,000.0)

Unlevered Free Cash Flow	$767.9	$1,016.7	$5,037.0	$1,208.7	$5,092.3	$5,012.8

Terminal EBITDA						$13,651.2

Terminal Adjusted Free Cash Flow						$4,712.8

Terminal EBITDA Multiple Range
6.0x	7.0x	8.0x	9.0x	10.0x

Implied Terminal P/E Multiple
17.7x	20.6x	23.6x	26.5x	29.5x

WACC	Equity Value as of 6/30/04
6.0%	$84,233	$95,046	$105,859	$116,672	$127,485
7.0%	81,346	91,761	102,175	112,590	123,004
8.0%	78,593	88,627	98,661	108,695	118,729
9.0%	75,966	85,637	95,308	104,978	114,649
10.0%	73,457	82,781	92,105	101,429	110,753
11.0%	71,061	80,053	89,046	98,038	107,031
12.0%	68,771	77,446	86,122	94,798	103,473

WACC	Implied Perpetuity Growth Rate
6.0%	0.2%	1.0%	1.6%	2.1%	2.5%
7.0%	1.2%	2.0%	2.6%	3.0%	3.4%
8.0%	2.1%	2.9%	3.5%	4.0%	4.4%
9.0%	3.1%	3.9%	4.5%	5.0%	5.4%
10.0%	4.0%	4.8%	5.4%	5.9%	6.3%
11.0%	5.0%	5.8%	6.4%	6.9%	7.3%
12.0%	5.9%	6.7%	7.4%	7.9%	8.3%

WACC	Equity Value per Share as of 6/30/04 (a)
6.0%	$15.27	$17.23	$19.19	$21.16	$23.12
7.0%	14.75	16.64	18.53	20.42	22.30
8.0%	14.25	16.07	17.89	19.71	21.53
9.0%	13.77	15.53	17.28	19.04	20.79
10.0%	13.32	15.01	16.70	18.39	20.08
11.0%	12.88	14.52	16.15	17.78	19.41
12.0%	12.47	14.04	15.62	17.19	18.76

(a)	Equity Value per Share equals Equity Value divided by Diluted shares outstanding.

Assumptions:

June 14, 2004 management projections for FY04 — FY06 plus 5% growth in operating income for FY07 — FY09

Edelbrock Corp.
Five Year Discounted Cash Flow Analysis

Terminal EBIT Multiple Approach

	Projected Fiscal Year Ending June 30,
(Dollars in thousands, except per share data)	2004	2005	2006	2007	2008	2009
Net Income	$4,321.0	$4,072.2	$4,234.0	$4,410.7	$4,631.3	$4,862.8
Net Interest Expense/(Income)	(28.0)	0.0	0.0	0.0	0.0	0.0
Equity (Earnings)/Loss in Uncons. Subs.	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Debt Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Preferred Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Marginal Tax Rate	37.0%	37.0%	37.0%	37.0%	37.0%	37.0%
Financing Tax Shield	10.4	0.0	0.0	0.0	0.0	0.0
Minority Interest in Net Income	0.0	0.0	0.0	0.0	0.0	0.0

Earnings Before Interest	$4,303.3	$4,072.2	$4,234.0	$4,410.7	$4.631.3	$4.862.8
Depreciation Amortization	5,916.0	6,448.0	6,250.0	6,050.0	6,300.0	6,300.0
Change in Net Working Capital	(4,735.5)	(3,903.5)	553.0	(3,252.0)	161.0	(150.0)
Capital Expenditures	(4,716.0)	(5,600.0)	(6,000.0)	(6,000.0)	(6,000.0)	(6,000.0)

Unlevered Free Cash Flow	$767.9	$1.016.7	$5,037.0	$1,208.7	$5,092.3	$5,012.8

Terminal EBIT						$7,351.2

Terminal Adjusted Cash Flow						$4,712.8

Terminal EBIT Multiple Range
11.0x	12.0x	13.0x	14.0x	15.0x

Implied Terminal PIE Multiple
17.5x	19.0x	20.6x	22.2x	23.8x

WACC	Equity Value as of 6/30/04
6.0%	$83,406	$89,229	$95,051	$100,874	$106,697
7.0%	80,550	86,158	91,766	97,375	102,983
8.0%	77,826	83,229	88,633	94,036	99,439
9.0%	75,226	80,434	85,642	90,850	96,057
10.0%	72,744	77,765	82,786	87,807	92,828
11.0%	70,373	75,216	80,058	84,901	89,743
12.0%	68,107	72,779	77,451	82,123	86,795

WACC	Implied Perpetuity Growth Rate
6.0%	0.2%	0.6%	1.0%	1.4%	1.7%
7.0%	1.1%	1.6%	2.0%	2.3%	2.6%
8.0%	2.1%	2.5%	2.9%	3.3%	3.6%
9.0%	3.0%	3.5%	3.9%	4.2%	4.5%
10.0%	3.9%	4.4%	4.8%	5.2%	5.5%
11.0%	4.9%	5.4%	5.8%	6.1%	6.5%
12.0%	5.8%	6.3%	6.7%	7.1%	7.4%

WACC	Equity Value per Share as of 6/30/04 (a)
6.0%	$15.12	$16.18	$17.24	$18.29	$19.35
7.0%	14.61	15.62	16.64	17.66	18.67
8.0%	14.11	15.09	16.07	17.05	18.03
9.0%	13.64	14.58	15.53	16.47	17.42
10.0%	13.19	14.10	15.01	15.92	16.83
11.0%	12.76	13.64	14.52	15.39	16.27
12.0%	12.35	13.20	14.04	14.89	15.74

(a) Equity Value per Share equals Equity Value divided by Diluted shares outstanding.

Assumptions:
June 14, 2004 management projections for FY04 – FY06 plus 5% growth in operating income for FY07 — FY09

Edelbrock Corp.
Five Year Discounted Cash Flow Analysis

Terminal Revenue Multiple Approach

	Projected Fiscal Year Ending June 30,
(Dollars in thousands, except per share data)	2004	2005	2006	2007	2008	2009
Net Income	$4,321.0	$4,072.2	$4,234.0	$4,410.7	$4,631.3	$4,862.8
Net Interest Expense/(Income)	(28.0)	0.0	0.0	0.0	0.0	0.0
Equity (Earnings)/Loss in Uncons Subs.	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Debt Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Loss on Preferred Redemption	0.0	0.0	0.0	0.0	0.0	0.0
Marginal Tax Rate	37.0%	37.0%	37.0%	37.0%	37.0%	37.0%
Financing Tax Shield	10.4	0.0	0.0	0.0	0.0	0.0
Minority Interest in Net Income	0.0	0.0	0.0	0.0	0.0	0.0

Earnings Before Interest	$4,303.3	$4,072.2	$4,234.0	$4,410.7	$4,631.3	$4,862.8
Depreciation & Amortization	5,916.0	6,448.0	6,250.0	6,050.0	6,300.0	6,300.0
Change in Net Working Capital	(4,735.5)	(3,903.5)	553.0	(3,252.0)	161.0	(150.0)
Capital Expenditures	(4,716.0)	(5,600.0)	(6,000.0)	(6,000.0)	(6,000.0)	(6,000.0)

Unlevered Free Cash Flow	$767.9	$1,016.7	$5,037.0	$1,208.7	$5,092.3	$5,012.8

Terminal Revenue						$151,930.0

Terminal Adjusted Free Cash Flow						$4,712.8

	Terminal Revenue Multiple Range
	0.4x	0.6x	0.8x	1.0x	1.2x

	Implied Terminal PIE Multiple
	13.1x	19.7x	26.2x	32.8x	39.4x

WACC	Equity Value as of 6/30/04
6.0%	$67,491	91,560	$115,629	$139,697	$163,766
7.0%	65,222	88,404	111,585	134,766	157,948
8.0%	63,058	85,393	107,727	130,062	152,397
9.0%	60,993	82,519	104,045	125,572	147,098
10.0%	59,021	79,775	100,529	121,284	142,038
11.0%	57,138	77,154	97,171	117,187	137,203
12.0%	55,339	74,650	93,961	113,271	132,582

WACC	Implied Perpetuity Growth Rate
6.0%	(1.6%)	0.8%	2.0%	2.8%	3.3%
7.0%	(0.7%	1.7%	3.0%	3.0%	4.3%
8.0%	0.2%	2.7%	4.0%	4.8%	5.3%
9.0%	1.2%	3.6%	4.9%	5.7%	6.3%
10.0%	2.1%	4.6%	5.9%	6.7%	7.2%
11.0%	3.0%	5.5%	6.9%	7.7%	8.2%
12.0%	3.9%	6.5%	7.8%	8.6%	9.2%

WACC	Equity Value per Share as of 6/30/04 (a)
6.0%	$12.24	$16.60	$20.97	$25.33	$29.69
7.0%	11.83	16.03	20.23	24.44	28.64
8.0%	11 43	15.48	19.53	23.58	27.63
9.0%	11.06	14.96	18.87	22.77	26.67
10.0%	10.70	14.47	18.23	21.99	25.75
11.0%	10.36	13.99	17.62	21.25	24.88
12.0%	10.03	13.54	17.04	20.54	24.04

(a)   Equity Value per Share equals Equity Value divided by Diluted shares outstanding.

Assumptions:
June 14,2004 management projections for FY04 — FY06 plus 5% growth in operating income for FY07 — FY09

EDELBROCK CORP.
Kerlin Adjusted Book Value Analysis
($ in thousands, except per share data)

Liquidation Value

(1)	Edelbrock has no internal analysis of liquidation value. (Confirm this is true.)

(2)	Edelbrock has made available to Kerlin a summary insurance valuation for existing properties which may approximate asset replacement cost. See summary below.

(3)	Bank of America is arranging a MAI real estate appraisal of the Edelbrock properties as part of its loan. This appraisal is expected to be available on June 25, 2004.

Insurance values for 2004 coverage:

	Insurance Value
	(Replacement Cost)	Net Book Value	Difference	Per Share Value
Building Values:
Location #1	$11,720.0	$3,666.1	$8,053.9
Location #2	$8,000.0	$2,373.2	$5,626.8
Location #3	$2,200.0	$1,276.7	$923.3
Location #4	$3,000.0	$1,530.0	$1,470.0
Location #5	$600.0	$509.4	$90.6
Location #6	$35.0	$22.5	$12.5
Location #7
Location #8	$4,000.0	$3,645.4	$354.6

Total Building Values	$29,555.0	$13,023.3	$16,531.7	$3.00
Adjusted Net Book Value:
Net Book Value (as of 3/25/04)	$89,766.0			16.28
Adjustment for increases:
Building Value	$16,531.7			3.00

Adjusted Net Book Value	$106,297.7			19.27

EDELBROCK CORP.
Bank of America MAI Real Estate Risk Assessment (Draft)
($ in thousands, except per share data)

     Estimated building valuation based on initial draft of Bank of America MAI Appraisals:

	Estimated Value	Net Book Value	Difference	Per Share Value
Building Values:
Location #1 - Edelbrock Corporation	$7,965.0	$3,666.1	$4,298.9
Location #2 - Edelbrock Foundry Corp. (includes Edelbrock Motorcycle Division)	$4,585.0	$2,373.2	$2,211.8
Location #3 - Edelbrock Exhaust Division	$3,185.0	$1,276.7	$1,908.3
Location #4 - Edelbrock Shock Division and Edelbrock Russell Division	$3,900.0	$1,530.0	$2,370.0
Location #5 - Edelbrock Motorcycle Division	$—	$509.4	$(509.4)
Location #6 - Torrance Airport Hangar (lease)	NA	$—	$—
Location #7 - Taiwan	NA
Location #8 - Edelbrock Distribution Center	$5,500.0	$3,645.4	$1,854.6

Total Building Values	$25,135.0	$13,000.8	$12,134.2	$2.20
Adjusted Net Book Value:
Net Book Value (as of 3/25/04)	$89,766.0			16.28
Adjustment for increases:
Building Value	$12,134.2			2.20

Adjusted Net Book Value	$101,900.2			18.48

EDELBROCK LBO MODEL
Summary of Equity Returns at Different Purchase Assumptions

PURCHASE PRICE	$81,622,000	$14.80
Purchase EBITDA Multiple	6.38x

Sources:		Mult. of EBlTDA
Senior Debt	$51,154,412	4.0x
Preferred	$12,788,603	1.0x
Common Equity	$21,678,985	Plug

	$85,622,000
Uses:
Transaction Fees	$4,000,000
Outstanding Debt	$218,500
Other Liabilities	$—
Selling Shareholders	$81,403,500

	$85,622,000

Common Equity Returns at Various Purchase Price and Exit Multiple Ranges
Purchase Price Range		Exit EBITDA Multiple Range (Versus Entry)
		Exit 1.0x Lower	Exit at Same	Exit 1.0x Higher
$13.00	$71,695,000	24.46%	26.99%	36.37%
$14.00	$77,210,000	5.67%	21.93%	29.60%
$14.80	$81,622,000	6.97%	19.44%	26.17%
$15.00	$82,725,000	9.70%	18.94%	25.47%
$16.00	$88,240,000	6.18%	16.97%	22.66%
$17.00	$93,755,000	6.30%	15.56%	20.61%
$18.00	$99,270,000	6.39%	14.50%	19.04%
$19.00	$104,785,000	6.46%	13.67%	17.80%
$20.00	$110,300,000	6.51%	13.01%	16.79%

		2004	2005	2006	2007	2008	2009
Income from Operations		$6,935,603	$9,005,191	$9,869,210	$10,843,848	$11,504,417	$12,205,226
Plus: Depreciation		$5,853,000	$6,400,000	$6,200,000	$6,200,000	$6,250,000	$6,250,000

EBITDA		$12,788,603	$15,405,191	$16,069,210	$17,043,848	$17,754,417	$18,455,226

Less:
CapEx		$6,980,000	$5,600,000	$6,000,000	$6,000,000	$6,000,000	$6,000,000
Net change in WC		$(4,983,000)	$879,000	$(1,813,000)	$691,000	$261,000	$250,000

Free Cash Flow		$8,225,430	$6,919,170	$9,521,020	$7,535,931	$8,393,539	$8,789,915

Cash Interest		$—	$3,580,809	$3,487,615	$3,230,560	$3,126,368	$2,974,658
Cash Taxes	37.0%	$2,566,173	$2,007,021	$2,361,190	$2,816,917	$3,099,878	$3,415,310

Cash Available for Debt Repayment		$5,659,257	$1,331,339	$3,672,215	$1,488,455	$2,167,293	$2,399,948

Senior Debt Balance (End of Per.)		$51,154,412	$49,823,073	$46,150,858	$44,662,403	$42,495,110	$40,095,163
Interest on Senior	7.0%	$—	$3,580,809	$3,487,615	$3,230,560	$3,126,368	$2,974,658

Preferred Stock Balance (End of Per.)		12,788,603	$14,195,349	$15,756,838	$17,490,090	$19,414,000	$21,549,540
PIK Dividends (Non-cash)	11.0%	$—	$1,406,746	$1,561,488	$1,733,252	$1,923,910	$2,135,540

EDELBROCK LBO MODEL
Summary of Equity Returns at Different Purchase Assumptions

Return Calculations		2004	2005	2006	2007	2008	2009
Private Equity Shares	$15.00	1,445,266	1,445,266	1,445,266	1,445,266	1,445,266	1,445,266	90.0%
% Ownership		90.0%	90.0%	90.0%	90.0%	90.0%	90.0%
Management Options	$15.00	160,585	160,585	160,585	160,585	160,585	160,585	10.0%
% Ownership	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%	10.0%

Total Shares		1,605,851	1,605,851	1,605,851	1,605,851	1,605,851	1,605,851	100.0%

EBITDA		$12,788,603	$15,45,191	$16,069,210	$17,043,848	$17,754,417	$8,455,226
Exit EBITDA Multiple	6.38x	6.38x	6.38x	6.38x	6.38x	6.38x	6.38x

EV		$81,622,000	$98,322,115	$102,560,151	$108,780,682	$113,315,819	$117,788,661
Net Senior Debt		$(51,154,412)	$(49,823,073)	$(46,150,858)	$(44,662,403)	$(42,495,110)	$(40,095,163)
Preferred Stock		$(12,788,603)	$(14,195,349)	$(15,756,838)	$(17,490,090)	$(19,414,000)	$(21,549,540)
Option Strike Price Cash	$15.00	$2,408,776	$2,408,776	$2,408,776	$2,408,776	$2,408,776	$2,408,776

Equity Proceeds		$20,087,761	$36,712,470	$43,061,232	$49,036,966	$53,815,485	$58,552,734
$ per share		$12.51	$22.86	$26.82	$30.54	$33.51	$36.46
Preferred Stock Proceeds		$(12,788,603)	$—	$—	$—	$—	$21,549,540	1.69x
IRR							11.00%

Common Equity Proceeds	$15.00	(21,678,985)	$—	$—	$—	$—	$52,697,461	2.43x
IRR							19.44%

Management Option Proceeds		$—	$—	$—	$—	$—	$3,446,497	NM
IRR							NM

Total Blended Return:							—
Preferred		$(12,788,603)	$—	$—	$—	$—	$21,549,540
Common		$(21,678,985)	$—	$—	$—	$—	$52,697,461	x Return

Total Proceeds		$(34,467,588)	$—	$—	$—	$—	$74,247,001	2.15x
IRR							16.59%

EDELBROCK CORPORATION
Mid-Cap Industrial Company Mergers & Acquisitions
Jan. 15, 2001 — April 23, 2004
($ in thousands, except per share data)

     Strategic Acquisitions (1)

			General Industrials
	Edelbrock Corp.				Average
	Latest 12 Months		Average	Average	Predicted
	For Period Ending 3/25/04		Multiple	Predicted TEV	Per Share Value
Revenue	$120,628	TEV / Revenue	1.16x	$139,928	$25.37
EBITDA	$10,404	TEV/ EBITDA	6.54x	$68,042	$12.34

Notes:

(1)	Data based on 65 samples with a total purchase price under $250 million and an average purchase price of $97.2 million.

(2)	The General Industrials category includes aerospace & defense, automotive, building materials, food & beverage, manufacturing, medical instruments, home furnishings, telecom equipment, and textiles.

Source: Standard & Poor’s LCD

Hypothetical Strategic Sale
1. Kerlin was not authorized to seek a strategic buyer by the Special Committee because Vic Edelbrock has indicated that he will not sell controlling interest.
2. Kerlin has considered strengths and weaknesses of the Company if it were available for sale and targeted a group of possible strategic buyers if the Company were for sale.
3. The best buyers for the Company would have the following characteristics: knowledge and appreciation of the market segment, appreciation of the value of the brand name, control of other products that could benefit from the association with Edelbrock, and access to capital at reasonable costs.
4. Kerlin’s estimate of the value of Edelbrock if it could be sold to a strategic buyer is $16 to $20 per share today, but possibly could be higher. This is based on financial analysis as well as the perceived strength of the brand name.
KERLIN CAPITAL GROUP Private Investment Bankers

Appendix
I. Kohlberg Proposal dated April 22, 2004
II. Going Private Proposal dated April 2, 2004
III. DGHM letter dated April 14, 2004
KERLIN CAPITAL GROUP Private Investment Bankers